[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK
SELECT FUND

THE OAKMARK SMALL
CAP FUND

THE OAKMARK EQUITY
AND INCOME FUND

THE OAKMARK
GLOBAL FUND

THE OAKMARK
INTERNATIONAL FUND

THE OAKMARK
INTERNATIONAL SMALL
CAP FUND

THIRD QUARTER REPORT
JUNE 30, 2002

ADVISED BY HARRIS ASSOCIATES L.P.

[OAKMARK FAMILY OF FUNDS LOGO]

THE OAKMARK FAMILY OF FUNDS
2002 THIRD QUARTER REPORT

LETTER FROM THE PRESIDENT                                                        1

SUMMARY INFORMATION                                                              2

COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                               4

THE OAKMARK FUND
   Letter from the Portfolio Managers                                            6
   Schedule of Investments                                                       7

THE OAKMARK SELECT FUND
   Letter from the Portfolio Managers                                           10
   Schedule of Investments                                                      11

THE OAKMARK SMALL CAP FUND
   Letter from the Portfolio Managers                                           13
   Schedule of Investments                                                      15

THE OAKMARK EQUITY AND INCOME FUND
   Letter from the Portfolio Managers                                           19
   Schedule of Investments                                                      22

THE OAKMARK GLOBAL FUND
   Letter from the Portfolio Managers                                           28
   Global Diversification Chart                                                 30
   Schedule of Investments                                                      31

COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS               36

THE OAKMARK INTERNATIONAL FUND
   Letter from the Portfolio Managers                                           38
   International Diversification Chart                                          39
   Schedule of Investments                                                      40

THE OAKMARK INTERNATIONAL SMALL CAP FUND
   Letter from the Portfolio Managers                                           45
   International Diversification Chart                                          46
   Schedule of Investments                                                      47

OAKMARK PHILOSOPHY AND PROCESS                                                  54

THE OAKMARK GLOSSARY                                                            55

TRUSTEES AND OFFICERS                                                           57

LETTER FROM THE PRESIDENT

DEAR FELLOW SHAREHOLDERS:

The first half of the year has proven challenging, as the S&P 5001 and the NASDAQ Composite(2) posted double-digit declines. We are pleased that all of our funds have performed well versus their benchmarks, and more importantly, 5 of 7 funds are positive year to date ended June 30. Our performance continues to benefit from our strong analytical efforts and focus on limiting risk in our portfolios.

INVESTOR TRUST

As equity investors, a sense of trust in company management is essential. Unfortunately, recent events have shaken investors' belief in corporate management, accountants and Wall Street analysts. There have been several cases of fraud and abuse of shareholders' trust. Fortunately, we do not believe this is a long-term concern. In other cycles, the market has struggled due to weakened investor confidence; after all, greed and dishonesty are not new. Ultimately, the unethical and criminal were identified and appropriately punished. It was a cyclical, not secular, problem, and the markets subsequently improved based on fundamentals. We believe this time will be no different.

How do we protect our clients? We do our own analytical work and carefully make sure that management incentives are properly aligned with our clients. We believe the intensity of our efforts and willingness to ask the tough questions will help us limit our mistakes and protect the interest of our shareholders.

PUTTING MARKET VOLATILITY TO WORK

Assessing risk is important to the investment process. Equally important is being disciplined and unemotional--capturing the benefits of volatility, not the negatives. While anticipating the market is more difficult than reacting to it, we have found that buying stocks after a troublesome period offers the greatest investment potential. Buying yesterday's winners or selling on short-term concerns is not what a disciplined value investor does. Instead unemotional decision-making and managing risk with rigor and consistency drive successful investments. We hope to continue delivering strong investment results while managing volatility and risk.

[PHOTO OF ROBERT M. LEVY]

LOOKING AHEAD

The NASDAQ percentage drop since March 2000 is approaching the magnitude of the market drop in 1929-1932, newspapers are loaded with negative news about the market, and for the first time ever, the S&P 500 has a good chance to be down for three straight years--it has been a tough time for many investors. While sources of concern remain, we believe many of the issues affecting the market are already reflected in individual stock prices. The market is not at a record high, and stock prices are closer to more accurately reflecting underlying business values. The best advice we can give is that successful investors stick with a long-term plan and never act emotionally as a result of short-term fears.

Thank you for your continued investment in The Oakmark Family of Funds

/s/ Robert M. Levy

ROBERT M. LEVY
PRESIDENT AND CEO

July 3, 2002

THE OAKMARK FAMILY OF FUNDS
SUMMARY INFORMATION

                                           THE OAKMARK                     THE OAKMARK                    THE OAKMARK
                                              FUND                            SELECT                       SMALL CAP
PERFORMANCE FOR PERIOD(3)                                                      FUND                           FUND
ENDED JUNE 30, 2002                          (OAKMX)                         (AOKLX)                        (OAKSX)
-----------------------------------------------------------------------------------------------------------------------------
3 Months*                                      -8.36%                        -8.09%                          -6.85%

6 MONTHS*                                      -4.54%                        -5.76%                           4.57%

1 YEAR                                         -3.74%                        -1.84%                           5.42%

AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                                       0.60%                        12.86%                           7.10%

   5 YEAR                                       5.34%                        19.93%                           4.84%

   10 YEAR                                     15.33%                          N/A                             N/A

   SINCE INCEPTION                             18.46%                        24.88%                          12.83%

   VALUE OF $10,000
   FROM INCEPTION DATE                      $ 63,463                     $  35,206                       $  22,369
                                             (8/5/91)                     (11/1/96)                       (11/1/95)

TOP FIVE HOLDINGS(4)                Washington                      Washington                    Ralcorp
AS OF JUNE 30, 2002                   Mutual, Inc.         3.9%       Mutual, Inc.        18.7%    Holdings, Inc.         3.5%
                                    H&R Block, Inc.        3.2%     H&R Block, Inc.        7.8%   Mentor Graphics
                                    Fortune Brands, Inc.   2.5%     Yum! Brands, Inc.      5.0%    Corporation            3.0%
COMPANY AND % OF TOTAL
NET ASSETS                          Fannie Mae             2.3%     Toys 'R' Us, Inc.      4.6%   Tupperware
                                    The Kroger Co.         2.3%     Mattel, Inc.           4.4%    Corporation            3.0%
                                                                                                  NCO Group, Inc.         3.0%
                                                                                                  Del Monte Foods
                                                                                                   Company                2.9%

TOP FIVE INDUSTRIES                 Retail                15.1%     Banks & Thrifts       18.7%   Computer Software       7.6%
AS OF JUNE 30, 2002                 Pharmaceuticals        9.9%     Retail                18.2%   Food & Beverage         6.4%
                                    Other Consumer                  Other Consumer                Medical Products        5.3%
                                      Goods &Services      8.4%       Goods &Services     12.2%   Other Consumer
INDUSTRIES AND % OF TOTAL
NET ASSETS                          Banks & Thrifts        6.2%     Information Services   8.0%   Goods & Services        5.1%
                                    Food & Beverage        6.1%     Computer Services      7.6%   Banks & Thrifts         5.0%

PAST PERFORMANCE IS NO GUARANTEE OFFUTURE RESULTS. Investment return and prinicipal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change

* Not annualized

                                            THE OAKMARK                          THE OAKMARK
                                            EQUITY AND                              GLOBAL
PERFORMANCE FOR PERIOD(3)                   INCOME FUND                              FUND
ENDED JUNE 30, 2002                          (OAKBX)                               (OAKGX)
-------------------------------------------------------------------------------------------------
3 Months*                                     -3.19%                              -6.60%

6 MONTHS*                                      0.86%                               3.54%

1 YEAR                                         5.77%                               8.15%

AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                                     11.88%                                N/A

   5 YEAR                                     13.99%                                N/A

   10 YEAR                                     N/A                                  N/A

   SINCE INCEPTION                            15.31%                              13.29%(5)

   VALUE OF $10,000
   FROM INCEPTION DATE                    $  25,855                            $ 14,372
                                           (11/1/95)                            (8/4/99)

TOP FIVE HOLDINGS(4)               Synopsys, Inc.             3.0%     eFunds Corporation     5.7%
AS OF JUNE 30, 2002                CenturyTel, Inc.           3.0%     Synopsys, Inc.         5.2%
                                   First Health                        Telefonaktiebolaget
                                     Group Corp.              2.9%       LM Ericsson, Class B 5.0%
COMPANY AND % OF TOTAL             Ceridian Corporation       2.8%     First Health Group
NET ASSETS                         Phillips Petroleum                    Corp.                4.1%
                                   Company                    2.8%     Hunter Douglas N.V.    4.0%

TOP FIVE INDUSTRIES                U.S. Government                     Computer Software      8.1%
AS OF JUNE 30, 2002                  Notes                   25.0%     Banks & Thrifts        7.6%
                                   Oil & Natural Gas          9.6%     Information Services   7.5%
INDUSTRIES AND % OF TOTAL          Pharmaceuticals            6.9%     Medical Products       5.9%
NET ASSETS                         Computer Software          5.0%     Telecommunications
                                   Retail                     4.6%       Equipment            5.0%

                                         THE OAKMARK                    THE OAKMARK
                                        INTERNATIONAL                  INTERNATIONAL
PERFORMANCE FOR PERIOD(3)                   FUND                      SMALL CAP FUND
ENDED JUNE 30, 2002                        (OAKIX)                        (OAKEX)
--------------------------------------------------------------------------------------------
3 Months*                                   -2.23%                           2.51%

6 MONTHS*                                    8.97%                          12.95%

1 YEAR                                       2.98%                          19.35%

AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                                    5.61%                           7.12%

   5 YEAR                                    5.95%                           7.39%

   10 YEAR                                    N/A                             N/A

   SINCE INCEPTION                          12.04%                           9.96%

   VALUE OF $10,000
   FROM INCEPTION DATE                  $  30,315                       $  18,831
                                         (9/30/92)                       (11/1/95)

TOP FIVE HOLDINGS(4)               GlaxoSmithKline plc     4.4%  Gurit-Heberlein AG      4.5%
AS OF JUNE 30, 2002                Telefonaktiebolaget           Kobenhavns
                                     LM Ericsson, Class B  3.7%    Lufthavne A/S         4.2%
                                   Hunter Douglas N.V.     3.0%  Carpetright plc         3.8%
COMPANY AND % OF TOTAL             Henkel KGaA             3.0%  Neopost SA              3.7%
                                   Meitec Corporation      2.8%  Ansell Limited          3.6%
NET ASSETS

TOP FIVE INDUSTRIES                Banks & Thrifts         9.3%  Retail                  8.8%
AS OF JUNE 30, 2002                Pharmaceuticals         8.8%  Airport Maintenance     7.5%
                                   Food & Beverage         7.3%  Banks & Thrifts         6.8%
INDUSTRIES AND % OF TOTAL          Publishing              7.4%  Food & Beverage         6.2%
NET ASSETS                         Chemicals               5.1%  Machinery &
                                                                   Industrial Processing 5.6%

THE OAKMARK AND OAKMARK SELECTFUNDS

At Oakmark, we look for stocks with prices less than 60% of intrinsic value, with intrinsic value that is likely to grow and WITH MANAGEMENT THAT ACTS IN THE INTEREST OF OUTSIDE SHAREHOLDERS. The combination of these factors creates our biggest competitive advantage--the ability to be more patient than most investors.

[PHOTO WILLIAM C. NYGREN]

Usually it's pretty easy to tell the difference between the scandal sheets and the business section. Unfortunately, in 2002 there has been great overlap. A handful of corporate scandals, one seemingly worse than the next, has led to a level of distrust in corporate leaders that hasn't been seen for at least a generation. That lack of trust has been frequently cited as one of the leading reasons for the broad market's continued decline and has resulted in tremendous losses for those companies directly involved in wrongdoing.

A friend and former colleague recently called to tell me he had bought stock in one of the scandal-plagued companies and said, "This would be a perfect stock for you if only you could trust their management!" That statement makes about as much sense to us as saying that Happy Gilmore could play in the NHL if only he could skate! Trust in management and a belief that they are acting in our economic interest is an essential part of our stock selection criteria; when it is lacking, the stock is immediately rejected.

We used to say we wanted management that was focused on "increasing shareholder value." To us, that means that when management makes capital investment decisions, their sole goal is to achieve the highest possible risk-adjusted return on that capital. As management considers their array of choices--re-investing in the business, making acquisitions, paying dividends, paying off debt or repurchasing stock--we want them to make the selection that maximizes per-share business value. Effectively, we want them to make the same decision that a value-maximizing shareholder would select. But, that phrase is so widely used today that it has become meaningless. Most annual reports now cite "shareholder value" as a corporate objective, and there is even a new periodical called "Shareholder Value Magazine."

In a rapidly growing business, there is a natural alignment of economic interests between shareholders and management. Pursuing internal growth opportunities generally provides high rates-of-return on capital and, therefore, grows the value of the business. As the business gets bigger, the job of managing the company also becomes more financially lucrative--bigger businesses usually pay their top managers more than smaller businesses do. A company like First Data Corporation rapidly expanding its highly profitable Western Union franchise is a good example of management making their own jobs more rewarding at the same time they are growing shareholder value.

                                   HIGHLIGHTS

- We want company managements to make decisions that maximize per-share business value.

- Managements can grow value by investing in the business, making acquisitions, paying dividends, paying off debt, or repurchasing stock.

-   We favor managements with a willingness to grow value by shrinking.

But not all companies have such attractive internal growth opportunities. In 1960, Henry Singleton founded Teledyne, a company that grew rapidly for a decade via a combination of internal growth and acquisitions. When the opportunities for value added acquisitions disappeared, Singleton switched gears. From 1970 to 1984 he used his cash to repurchase 82% of Teledyne's grossly undervalued common shares. The result--the stock price increased from $2 to $250.

In 1971, Washington Post went public, and its stock subsequently fell to a fraction of its intrinsic business value. Warren Buffett acquired a large stake in Washington Post and convinced its CEO, Katherine Graham, that repurchasing stock with excess cash added much more to per-share value than would any capital expenditure opportunities. Graham repurchased shares in 1979 at an average price of $22. Washington Post ended last quarter at a per-share price of $545. It is no wonder she credited Buffett for being a great mentor!

In 1980, Don Kelly was CEO of Esmark, an unwieldy conglomerate which owned Swift, Hunt Wesson, Playtex, Avis, Vickers Oil, Vigero Fertilizer, and other assorted businesses. As is often the case with conglomerates, the stock market valued Esmark well below the sum of the prices the individual businesses would have traded at were they pure plays. In 1981, Mobil Oil purchased shares in Esmark, then exchanged those shares for Esmark's Vickers Oil subsidiary. Not only did this transaction achieve a fair price for the oil division, but the Esmark shares that were returned were worth far more than an equivalent dollar amount of cash. The result--Esmark stock rose from $9 per share in 1980 to $60 in 1984 when the company was acquired by Beatrice Foods.

Singleton, Graham and Kelly were among the pioneers of maximizing shareholder value by shrinking the business. They acted against their own economic interests as professional managers but maximized value for the shareholders. Since they were also shareholders, they were maximizing their personal economics as well. At the time, share repurchase was highly controversial, and not many companies would express a desire to repurchase shares or sell off divisions. It was generally viewed as a sign of weakness, a sign of poor internal growth opportunities. Because so few companies talked about repurchasing shares, or selling pieces of their company, those that did really stood out as having their goals aligned with their shareholders. But today, most companies at least pay lip service to the idea of buying back stock when it is undervalued or selling business units when a full valuation is received. These statements have nearly become synonymous with the phrase Oshareholder value." We still monitor company actions to see how they react when presented with opportunities for profitable repurchase or restructuring, but the words alone have become useless.

So what do we look for in the words of management? Any comments that suggest they are more focused on increasing business value than on furthering their own careers. Two of our companies, Mattel and Yum Brands (formerly Tricon Global Restaurants), were on a short list this year of annual reports that did not mention anything about shareholder value. In his letter to shareholders, Mattel CEO, Bob Eckert, spoke of improving Mattel's performance by building the brand and by doing a better job of managing expenses. Achieving those goals will do more to grow Mattel's business value than would any amount of asset sales or share repurchases. In the Yum Brands letter to shareholders, CEO David Novak also avoided any discussion of shareholder value. What he spoke of instead was his "customer mania"--a maniacal focus on providing an industry leading level of customer service. Mr. Novak is not serving customers to boost his ego; we believe he is doing it to boost the value of the business.

We like to see our managers own stock in the company they work for, to have a reasonable number of stock options and to have incentive pay packages that focus on variables we believe drive equity values. We favor a willingness to grow value by shrinking--like the shareholder value pioneers, Singleton, Graham and Kelly. Just as important, we like to see managements that state goals that will focus their employees on business issues that will grow the company's intrinsic value. When management views the investors as their partners, focuses on maximizing per-share business value, and communicates honestly about their results, we believe the probability of achieving above-average returns on their stock increases.

As for the company our friend purchased, it is still on our list of stocks to research more thoroughly if and when the management changes.

/s/ William C. Nygren

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER

bnygren@oakmark.com

July 3, 2002

THE OAKMARK FUND
REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF BILL NYGREN]

[PHOTO OF KEVIN GRANT]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/02) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(1)

[CHART]

               THE OAKMARK FUND        S & P 500
  8/1/91                $10,000          $10,000
12/31/91                $13,020          $10,909
 3/31/92                $14,690          $10,634
 6/30/92                $15,230          $10,836
 9/30/92                $16,800          $11,178
12/31/92                $19,386          $11,741
 3/31/93                $20,927          $12,253
 6/30/93                $21,494          $12,313
 9/30/93                $23,095          $12,631
12/31/93                $25,300          $12,924
 3/31/94                $24,242          $12,434
 6/30/94                $24,951          $12,486
 9/30/94                $26,663          $13,097
12/31/94                $26,138          $13,095
 3/31/95                $28,539          $14,370
 6/30/95                $30,303          $15,741
 9/30/95                $32,841          $16,992
12/31/95                $35,134          $18,015
 3/31/96                $36,386          $18,982
 6/30/96                $37,661          $19,834
 9/30/96                $37,945          $20,447
12/31/96                $40,828          $22,152
 3/31/97                $42,456          $22,746
 6/30/97                $48,917          $26,716
 9/30/97                $52,009          $28,717
12/31/97                $54,132          $29,542
 3/31/98                $59,517          $33,663
 6/30/98                $57,909          $34,775
 9/30/98                $49,899          $31,316
12/31/98                $56,155          $37,985
 3/31/99                $55,888          $39,877
 6/30/99                $62,332          $42,688
 9/30/99                $53,882          $40,023
12/31/99                $50,277          $45,977
 3/31/00                $45,767          $47,032
 6/30/00                $46,950          $45,783
 9/30/00                $49,815          $45,339
12/31/00                $56,201          $41,791
 3/31/01                $60,342          $36,837
 6/30/01                $65,927          $38,993
 9/30/01                $59,986          $33,269
12/31/01                $66,479          $36,824
 3/31/02                $69,250          $36,926
 6/30/02                $63,463          $31,979

                                                 AVERAGE ANNUAL TOTAL RETURNS(3)

                                        (AS OF 6/30/02)
                       TOTAL RETURN     1-YEAR    5-YEAR    10-YEAR    SINCE
                      LAST 3 MONTHS*                                 INCEPTION
                                                                      (8/5/91)
------------------------------------------------------------------------------
OAKMARK FUND              -8.36%        -3.74%     5.34%     15.33%     18.46%
S&P 500                  -13.40%       -17.99%     3.66%     11.42%     11.24%
Dow Jones Average(6)     -10.82%       -10.43%     5.54%     13.17%     13.26%
Lipper Large Cap         -10.82%       -13.75%     4.00%     11.07%     10.99%
Value Index(7)
------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Fund decreased in value by 8% last quarter. The market as a whole declined much more than the Fund did as shown by the 13% loss in the S&P 500. The market decline led to a number of new stocks falling to our buy targets. In addition to the new addition discussed below, we also discuss our purchases of Abbott Laboratories, Boeing, Bristol-Myers, Duke Energy, and Home Depot on our web site, www.oakmark.com.

AOL TIME WARNER (AOL--$15)
Oakmark takes a position in the leading Internet Service Provider--who'd have thought? Near the peak of the Internet bubble, in late 1999, AOL hit a price of $96, giving it a market capitalization in excess of $200 billion. The following year, AOL announced they would purchase, for stock, "old media" company, Time Warner, which itself had a market cap of nearly $100 billion. Today, with AOL having fallen to $15, the market cap of the combined companies has fallen from $300 billion to $68 billion. At Oakmark, we were never comfortable with the valuations placed on Internet stocks, but at the current price for AOL, the market appears to value the world's largest ISP at less than zero--that works for us!

One of the big financial news stories last quarter was the conflicts that are inherent in the jobs of Wall Street research analysts--especially related to Internet stocks. In light of that, consider an article written in Fortune "magazine in February 2000 (the peak of the Internet bubble) by Carol Loomis, "AOL + TWX = ??? Do the math and you might wonder if this company's long-term annual return to investors can beat a Treasury bond's." The article took a disciplined quantitative approach to examining the growth AOL would need to achieve to produce acceptable returns for its shareholders. The article concluded by saying "to make the merger work for investors ... will be like pushing a boulder up an alp." Some analysts are able to speak their minds honestly, despite conflicts. Kudos to Carol Loomis who wrote that piece while employed by AOL Time Warner! With AOL down by over 80%, reasonable returns now appear much more achievable.

Best wishes,

/s/ William C. Nygren     /s/ Kevin Grant

WILLIAM C. NYGREN, CFA    KEVIN GRANT, CFA
Portfolio Manager         Portfolio Manager
bnygren@oakmark.com       kgrant@oakmark.com

July 3, 2002

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2002 (UNAUDITED)

NAME                                            SHARES HELD      MARKET VALUE
-----------------------------------------------------------------------------
COMMON STOCKS--95.8%

FOOD & BEVERAGE--6.1%
  H.J. Heinz Company                             2,010,000     $   82,611,000
  General Mills, Inc.                            1,855,000         81,768,400
  Kraft Foods Inc.                               1,895,000         77,600,250
                                                               --------------
                                                                  241,979,650

HOUSEHOLD PRODUCTS--3.3%
  Newell Rubbermaid, Inc.                        1,975,000     $   69,243,500
  The Clorox Company                             1,440,200         59,552,270
                                                               --------------
                                                                  128,795,770

OTHER CONSUMER GOODS & SERVICES--8.4%
  H&R Block, Inc.                                2,753,300     $  127,064,795
  Fortune Brands, Inc.                           1,745,600         97,753,600
  Mattel, Inc.                                   3,216,300         67,799,604
  Cendant Corporation (a)                        2,395,100         38,034,188
                                                               --------------
                                                                  330,652,187

BUILDING MATERIALS & CONSTRUCTION--1.9%
  Masco Corporation                              2,833,000     $   76,802,630

CABLE & SATELLITE TV--3.5%
  AOL Time Warner Inc. (a)                       5,750,000     $   84,582,500
  General Motors Corporation, Class H (Hughes
    Electronics Corporation) (a)                 5,100,000         53,040,000
                                                               --------------
                                                                  137,622,500

HARDWARE--2.0%
  The Black & Decker Corporation                 1,622,200     $   78,190,040

MARKETING SERVICES--1.4%
  The Interpublic Group of Companies, Inc.       2,200,000     $   54,472,000

PUBLISHING--3.3%
  Gannett Co., Inc.                                934,500     $   70,928,550
  Knight-Ridder, Inc.                              916,000         57,662,200
                                                               --------------
                                                                  128,590,750

RECREATION & ENTERTAINMENT--1.1%
  Carnival Corporation                           1,500,000     $   41,535,000

RETAIL--15.1%
  The Kroger Co. (a)                             4,490,000     $   89,351,000
  J.C. Penney Company, Inc.                      3,702,900         81,537,858
  Safeway Inc. (a)                               2,727,000         79,601,130
  Yum! Brands, Inc (a)                           2,439,000         71,340,750
  McDonald's Corporation                         2,300,000         65,435,000
  The Home Depot, Inc.                           1,500,000         55,095,000
  The Gap, Inc.                                  3,800,000         53,960,000
  Toys 'R' Us, Inc. (a)                          3,000,000         52,410,000
  CVS Corporation                                1,605,000         49,113,000
                                                               --------------
                                                                  597,843,738

                                        7

NAME                                            SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------
TV PROGRAMMING--2.0%
Liberty Media Corporation, Class A (a)           7,701,400     $   77,014,000

BANK & THRIFTS--6.2%
  Washington Mutual, Inc.                        4,159,300     $  154,351,623
  U.S. Bancorp                                   3,800,000         88,730,000
                                                               --------------
                                                                  243,081,623

INSURANCE--2.0%
  MGIC Investment Corporation                    1,137,900     $   77,149,620

OTHER FINANCIAL--2.3%
  Fannie Mae                                     1,220,000     $   89,975,000

MEDICAL PRODUCTS--1.9%
  Guidant Corporation (a)                        2,546,100     $   76,968,603

PHARMACEUTICALS--9.9%
  Merck & Co., Inc.                              1,700,000     $   86,088,000
  Schering-Plough Corporation                    3,425,000         84,255,000
  Bristol-Myers Squibb Company                   3,250,000         83,525,000
  Abbott Laboratories                            1,950,000         73,417,500
  Chiron Corporation (a)                         1,822,000         64,407,700
                                                               --------------
                                                                  391,693,200

TELECOMMUNICATIONS--3.3%
  AT&T Corp.                                     7,135,000     $   76,344,500
  Sprint Corporation                             4,946,000         52,477,060
                                                               --------------
                                                                  128,821,560

TELECOMMUNICATIONS EQUIPMENT--1.6%
  Motorola, Inc.                                 4,475,000     $   64,529,500

COMPUTER SERVICES--5.1%
  First Data Corporation                         2,200,000     $   81,840,000
  Electronic Data Systems Corporation            1,701,000         63,192,150
  SunGard Data Systems, Inc. (a)                 2,131,600         56,444,768
                                                               --------------
                                                                  201,476,918

OFFICE EQUIPMENT--1.3%
  Xerox Corporation (a)                          7,427,400     $   51,768,978

AEROSPACE & DEFENSE--2.5%
  Honeywell International, Inc.                  1,550,000     $   54,606,500
  The Boeing Company                             1,000,000         45,000,000
                                                               --------------
                                                                   99,606,500

OTHER INDUSTRIAL GOODS & SERVICES--1.0%
  Illinois Tool Works Inc.                         604,200     $   41,266,860

                                        8

                                                SHARES HELD/
NAME                                             PAR VALUE      MARKET VALUE
-----------------------------------------------------------------------------
WASTE DISPOSAL--1.9%
  Waste Management, Inc.                         2,874,300     $   74,875,515

OIL & NATURAL GAS--5.2%
  Conoco Inc.                                    2,550,000     $   70,890,000
  Phillips Petroleum Company                     1,192,700         70,226,176
  Burlington Resources Inc.                      1,671,100         63,501,800
                                                               --------------
                                                                  204,617,976

ELECTRIC UTILITIES--3.5%
  TXU Corp.                                      1,565,000     $   80,675,750
  Duke Energy Corporation                        1,900,000         59,090,000
                                                               --------------
                                                                  139,765,750

  TOTAL COMMON STOCKS (COST: $3,536,135,891)                    3,779,095,868

SHORT TERM INVESTMENTS--4.5%

U.S. GOVERNMENT BILLS--2.3%
  United States Treasury Bills, 1.65% - 1.885%
    due 7/5/2002 - 9/5/2002                    $90,000,000     $   89,833,297
  TOTAL U.S. GOVERNMENT BILLS
    (COST: $89,833,297)                                            89,833,297

REPURCHASE AGREEMENTS--2.2%
  IBT Repurchase Agreement, 1.85% due
    7/1/2002, repurchase price $89,013,721
    collateralized by U.S. Government Agency
    Securities                                 $89,000,000     $   89,000,000
  TOTAL REPURCHASE AGREEMENT (COST:$89,000,000)                    89,000,000
  TOTAL SHORT TERM INVESTMENTS
   (COST: $178,833,297)                                           178,833,297
  Total Investments (Cost $3,714,969,188)--
   100.3%                                                      $3,957,929,165

  Other Liabilities In Excess Of Other
    Assets--(0.3%)                                                (11,112,086)
                                                               --------------
  TOTAL NET ASSETS--100%                                       $3,946,817,079
                                                               ==============

(a) Non-income producing security.

THE OAKMARK SELECT FUND
REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF BILL NYGREN]

[PHOTO OF HENRY BERGHOEF]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (6/30/02) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(1)

[CHART]

                   THE OAKMARK
                   SELECT FUND     S & P 500
10/31/96               $10,000       $10,000
12/31/96               $11,420       $10,543
03/31/97               $12,140       $10,826
06/30/97               $14,180       $12,715
09/30/97               $16,340       $13,668
12/31/97               $17,704       $14,060
03/31/98               $20,078       $16,021
06/30/98               $20,462       $16,551
09/30/98               $16,936       $14,904
12/31/98               $20,575       $18,078
03/31/99               $22,766       $18,979
06/30/99               $24,482       $20,317
09/30/99               $22,028       $19,048
12/31/99               $23,557       $21,882
03/31/00               $25,667       $22,384
06/30/00               $24,324       $21,790
09/30/00               $27,432       $21,578
12/31/00               $29,637       $19,890
03/31/01               $32,826       $17,532
06/30/01               $35,865       $18,558
09/30/01               $34,496       $15,834
12/31/01               $37,359       $17,526
 3/31/02               $38,306       $17,574
06/30/02               $35,206       $15,220

                                                 AVERAGE ANNUAL TOTAL RETURNS(3)

                                       (AS OF 6/30/02)
                       TOTAL RETURN    1-YEAR    5-YEAR        SINCE
                      LAST 3 MONTHS*                         INCEPTION
                                                              (8/5/91)
----------------------------------------------------------------------
OAKMARK FUND              -8.09%        -1.84%     19.93%        24.88%
S&P 500                  -13.40%       -17.99%      3.66%         7.69%
S&P MidCap 400(8)         -9.31%        -4.72%     12.57%        14.56%
Lipper Mid Cap            -8.69%        -2.47%      6.92%         9.09%
Value Index(9)
----------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Select Fund declined by 8% last quarter, bringing the calendar year loss to 6%. The S&P 500 lost 13% for both the quarter and the year-to-date, and even the S&P Midcap Index, which was so strong in the first quarter, lost 9% in the quarter. Although losing less than the market never feels as good as making money, limiting losses in difficult periods is an even more important accomplishment toward achieving our goal of compounding capital at an above average, long-term return.

STILWELL FINANCIAL (SV--$18)
In mid-2000, Kansas City Southern spun-off to shareholders their financial services investments in a company named Stilwell Financial. These investments include the money management firms Janus and Berger as well as a minority interest in DST Systems. Stilwell stock peaked at $54 per share in late 2000 shortly after the peak in the stock market. As the market declined so did assets under management, earnings, and the stock price--now at $18.

DST Systems, the leading provider of information processing and computer software to the mutual fund industry, trades publicly under the symbol DST, and closed the quarter at $46. Stilwell owns 32% of DST--$8 of market value per Stilwell share. If that $8 is subtracted from Stilwell's market price, it leaves a price of $10 per share for the asset management business. At that price, Stilwell sells at a large discount to publicly traded asset management firms and an even larger discount to prices that have been paid in acquisitions.

Janus follows an investment approach that is at the other end of the spectrum from The Oakmark Family. However, despite losses in the last two years, Janus has produced long-term returns that are above average. Further, we admire the excellent job Janus has done on some non-investment issues of running their business, such as brand building and customer service. At a price of just twelve times expected next year EPS(10), we are pleased to have the opportunity to invest in one of the leaders in our industry.

Thank you for your continued support.

/s/ William C. Nygren     /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA    HENRY R. BERGHOEF, CFA
Portfolio Manager         Portfolio Manager
bnyngren@oakmark.com      berghoef@oakmark.com

July 3, 2002

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2002 (UNAUDITED)

NAME                                            SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------
COMMON STOCKS--93.5%
OTHER CONSUMER GOODS & SERVICES--12.2%
  H&R Block, Inc.                                7,938,800     $  366,375,620
  Mattel, Inc.                                   9,754,000        205,614,320
                                                               --------------
                                                                  571,989,940

INFORMATION SERVICES--8.0%
  Moody's Corporation                            3,984,000     $  198,204,000
  The Dun & Bradstreet Corporation (a)           5,422,400        179,210,320
                                                               --------------
                                                                  377,414,320

PUBLISHING--3.7%
  Knight-Ridder, Inc.                            2,756,500     $  173,521,675

RETAIL--18.2%
  Yum! Brands, Inc (a)                           8,022,000     $  234,643,500
  Toys `R' Us, Inc. (a)                         12,380,100        216,280,347
  Office Depot, Inc. (a)                        12,096,000        203,212,800
  The Kroger Co. (a)                            10,062,500        200,243,750
                                                               --------------
                                                                  854,380,397

BANK & THRIFTS--18.7%
  Washington Mutual, Inc.                       23,731,400     $  880,672,254

INVESTMENT MANAGEMENT--2.7%
  Stilwell Financial Inc                         7,002,200     $  127,440,040

HEALTH CARE SERVICES--4.0%
  IMS Health Incorporated                       10,392,000     $  186,536,400

PHARMACEUTICALS--4.4%
  Chiron Corporation (a)                         5,811,400     $  205,432,990

TELECOMMUNICATIONS--6.8%
  AT&T Corp.                                    16,548,000     $  177,063,600
  Sprint Corporation                            13,661,500        144,948,515
                                                               --------------
                                                                  322,012,115
COMPUTER SERVICES--7.6%
  First Data Corporation                         5,330,400     $  198,290,880
  Electronic Data Systems Corporation            4,344,400        161,394,460
                                                               --------------
                                                                  359,685,340

OFFICE EQUIPMENT--3.3%
  Xerox Corporation (a)                         22,422,700     $  156,286,219

OIL & NATURAL GAS--3.9%
  Burlington Resources Inc.                      4,801,800     $  182,468,400

  TOTAL COMMON STOCKS (COST: $3,745,750,000)                    4,397,840,090

                                       11

                                                SHARES HELD/
NAME                                              PAR VALUE      MARKET VALUE
----                                            ------------   ---------------
SHORT TERM INVESTMENTS--6.7%

U.S. GOVERNMENT BILLS--5.2%
  United States Treasury Bills, 1.64%-1.975%
    due 7/5/2002 - 11/21/2002                  $245,000,000    $   244,304,381
  TOTAL U.S. GOVERNMENT BILLS
   (COST: $244,304,381)                                            244,304,381

REPURCHASE AGREEMENTS--1.5%
  IBT Repurchase Agreement, 1.85% due
    7/1/2002, repurchase price $72,011,100
    collateralized by U.S. Government Agency
    Securities                                 $ 72,000,000    $   72,000,000
  TOTAL REPURCHASE AGREEMENT
   (COST: $72,000,000)                                             72,000,000

  TOTAL SHORT TERM INVESTMENTS
   (COST: $316,304,381)                                           316,304,381

 Total Investments (Cost $4,062,054,381)--
  100.2%                                                       $4,714,144,471
 Other Liabilities In Excess Of Other
  Assets--(0.2%)                                                   (7,427,552)
                                                               --------------
  TOTAL NET ASSETS--100%                                       $4,706,716,919
                                                               ==============

(a) Non-income producing security.

THE OAKMARK SMALL CAP FUND
REPORT FROM JAMES P. BENSON AND CLYDE S. MCGREGOR, PORTFOLIO MANAGERS

[PHOTO OF JAMES P. BENSON]

[PHOTO OF CLYDE S. MCGREGOR]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/02) AS COMPARED TO THE RUSSELL 2000 INDEX(11)

[CHART]

                      THE OAKMARK
                   SMALL CAP FUND          RUSSELL 2000
10/31/95                  $10,000               $10,000
12/31/95                  $10,330               $10,695
03/31/96                  $11,460               $11,241
06/30/96                  $12,470               $11,803
09/30/96                  $13,250               $11,843
12/31/96                  $14,440               $12,459
03/31/97                  $15,220               $11,815
06/30/97                  $17,660               $13,730
09/30/97                  $20,340               $15,774
12/31/97                  $20,290               $15,245
03/31/98                  $21,732               $16,779
06/30/98                  $20,467               $15,997
09/30/98                  $14,976               $12,774
12/31/98                  $17,620               $14,857
03/31/99                  $16,069               $14,051
06/30/99                  $18,205               $16,237
09/30/99                  $16,558               $15,210
12/31/99                  $16,224               $18,015
03/31/00                  $15,974               $19,292
06/30/00                  $15,926               $18,562
09/30/00                  $18,014               $18,768
12/31/00                  $16,937               $17,471
03/31/01                  $17,816               $16,335
06/30/01                  $21,218               $18,688
09/30/01                  $18,026               $14,788
12/31/01                  $21,391               $17,906
3/31/02                   $24,014               $18,619
06/30/02                  $22,369               $17,064

                                                 AVERAGE ANNUAL TOTAL RETURNS(3)

                                       (AS OF 6/30/02)
                       TOTAL RETURN    1-YEAR    5-YEAR        SINCE
                      LAST 3 MONTHS*                         INCEPTION
                                                              (8/5/91)
----------------------------------------------------------------------
OAKMARK SMALL CAP FUND   -6.85%         5.42%      4.84%         12.83%
Russell 2000             -8.35%        -8.69%      4.44%          8.34%
S&P Small Cap 600(12)    -6.53%         0.27%      8.26%         11.98%
Lipper Small Cap         -4.08%         5.10%      8.57%         12.28%
Value Index(13)
----------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The second calendar quarter of 2002 was a period most investors would just as soon forget. Declining stock market values triggered by accounting scandals and uncertain economic growth caused some investors to seek alternative investments to stocks. Housing prices and transaction activity remained active and even bank deposits, despite low interest rates, generally experienced good growth. For the just concluded quarter, stocks slumped in value as the S&P 500 Index(1) fell by over 13% and the NASDAQ Composite(2) lost 21%. The Russell 2000 Small Cap Index fell by 8% during the quarter which more than erased a 4% rise in the first quarter of 2002. Year-to-date the Russell 2000 is down by nearly 5%. Your fund experienced a loss of approximately 7% during the last three months bringing the year-to-date result to a gain of not quite 5%. While we are pleased to be able to report a gain for our investors, we are increasing our analytical focus to find those companies that we believe not only offer good investment opportunities, but also have management teams that conduct themselves in an ethical fashion.

MERGERS AND ACQUISITIONS

Since peaking in 1999-2000, merger and acquisition activity in the United States has declined sharply. This can have a negative impact on small cap stocks since smaller companies are often the targets of larger firms. Despite the sluggish merger and acquisition environment, we were fortunate to have two of our companies agree to be acquired during the second quarter.

In May, Citigroup Inc. agreed to acquire Golden State Bancorp for a combination of cash and stock valued at approximately $40 per share at the time of the announcement. While we sold our investment in Golden State Bancorp shortly after the deal was announced, this stock illustrates our investment philosophy reasonably well. We bought Golden State in 1999 when the stock was trading in the upper-teens. At that time, we estimated a per share private market value for this company in the mid-$30's. Management did a good job of growing Golden State's private market value by gaining new customers, cross-selling current customers and maintaining excellent asset quality.

By early this year our estimate of Golden State's value had increased to the mid-$40's as management's actions had a positive impact on raising the bank's value. Since this stock remained consistently below our estimate of private market value we remained an owner of this security. By exiting this position only after most of the valuation gap had been closed, we were able to keep our trading costs down and have the bulk of the gains achieve long-term tax status.

Silverstream Software Corporation is the other stock held in the Fund's portfolio that agreed to be acquired during the past quarter. Novell Inc. reached an agreement to acquire Silverstream for

$9.00 share in cash and this represented a nice premium to our average purchase price of under $6 per share. Silverstream was a 2001 addition to the portfolio and this is a stock that we were able to buy at below net cash (total cash plus marketable securities minus all debt) per share. While finding stocks trading below net cash is rare, when we do find them we are likely to buy these issues if the operating company has decent prospects, since we are essentially getting the operating company for free. We have reduced our Silverstream holdings and if Novell completes this acquisition our remaining Silverstream shares are likely to be sold in the third quarter.

FREEDOM TO CHOOSE

One of the key advantages small cap investors and small cap fund managers have is the freedom to choose among several thousand potential investments. Many of these investments are likely to be overlooked by the majority of investors, thus presenting a potentially favorable investment opportunity for those of us that focus on small cap stocks. An illustration of how concentrated the market capitalization is in the United States was detailed in a mid-June report published by Lehman Brothers where they looked at all companies with market capitalizations greater than $200 million and divided these firms into quintiles. The top quintile contained only eleven firms while thirty firms were in the second quintile. Collectively, 41 companies comprise 40% of the stock market's total capitalization. At the other end of the scale, the bottom quintile contained 2,230 companies, which provides ample investment opportunities in almost any economic or stock market environment.

During the past quarter three stocks were added to your Fund's portfolio. These were Callaway Golf Company, Pharmaceutical Resources Inc. and Sybase Inc. A common characteristic of all three of these firms is their strong balance sheets. Each company has a substantial net cash position, thus none of these firms are dependent on external sources of capital (such as bank borrowings) to operate their businesses. Additionally, having excess cash during a downturn in equity prices should present these financially robust companies with opportunities to make inexpensive acquisitions and/or repurchase their own shares at attractive prices.

                                   HIGHLIGHTS

- Despite the sluggish merger and acquisition environment, two companies were acquired in the second quarter at premiums to our initial purchase price.

- A key advantage to small cap investors is the freedom to choose among several thousand potential investments, which are likely to be overlooked by the majority of investors.

- During the quarter three stocks were added: Callaway Golf, Pharmaceutical Resources, and Sybase.

Callaway Golf is a leading designer and manufacturer of golf clubs, balls and accessories. In addition to their solid balance sheet, we like Callaway's strong brand position that has been developed over the years principally through design leadership. As the baby boom generation ages over the next decade, they should enter their peak golf playing years. We believe this demographic push will cause the total number of rounds of golf played to increase and, in turn, increase demand for Callaway's products.

Pharmaceutical Resources is a generic drug company with a focus on proprietary active ingredients. The growth in this business is being driven by a combination of a rising number of patented drugs becoming available to generic manufacturers as their patent protection expires and growing demand as the population ages. With numerous new drugs awaiting FDA approval, we believe Pharmaceutical Resources has a bright future.

Sybase Inc. is a provider of database software to large companies. Despite operating in a competitive environment, Sybase has successfully developed niches in providing database software to financial companies, retailers and other industries. With technology spending currently depressed, we do not look for robust near-term results from Sybase. But looking ahead several years, we believe a combination of new products and software upgrades within Sybase's customer base should result in a rebound in profitability. Sybase's strong balance sheet and positive cash flow generation during the recent technology spending downturn give us confidence in their long-term future.

CONCLUSION

We would like to thank our shareholders for your ongoing interest in and your support of The Oakmark Small Cap Fund. Additionally, we look forward to communicating with you over the next several years.

/s/ James P. Benson        /s/ Clyde S. McGregor

JAMES P. BENSON, CFA       CLYDE S. MCGREGOR, CFA
Portfolio Manager          Portfolio Manager
jbenson@oakmark.com        mcgregor@oakmark.com

July 1, 2002

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2002 (UNAUDITED)

NAME                                                  SHARES HELD   MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCKS--89.8%

FOOD  BEVERAGE--6.4%
    Ralcorp Holdings, Inc. (a)                            579,000    $18,093,750
    Del Monte Foods Company (a)                         1,300,000     15,340,000
                                                                     -----------
                                                                      33,433,750

HOUSEHOLD PRODUCTS--3.0%
    Tupperware Corporation                                750,000    $15,592,500

OTHER CONSUMER GOODS & SERVICES--5.1%
    Department 56, Inc. (a)                               800,000    $13,024,000
    Callaway Golf Company                                 500,000      7,920,000
    Central Parking Corporation                           250,000      5,712,500
                                                                     -----------
                                                                      26,656,500

SECURITY SYSTEMS--2.2%
    Checkpoint Systems, Inc. (a)                        1,000,000    $11,700,000

APPAREL--3.4%
    Oakley, Inc. (a)                                      750,000    $13,050,000
    R.G. Barry Corporation (a)                            907,000      4,788,960
                                                                     -----------
                                                                      17,838,960
AUTOMOBILE RENTALS--1.6%
    Dollar Thrifty Automotive Group, Inc. (a)             325,000    $ 8,417,500

BUILDING MATERIALS & CONSTRUCTION--2.3%
    Insituform Technologies, Inc., Class A (a)            580,000    $12,284,400

EDUCATIONAL SERVICES--2.1%
    ITT Educational Services, Inc. (a)                    509,500    $11,107,100

HOTELS & MOTELS--2.0%
    Prime Hospitality Corp. (a)                           810,000    $10,521,900

INFORMATION SERVICES--2.4%
    eFunds Corporation (a)                              1,344,800    $12,760,807

MARKETING SERVICES--0.1%
    Grey Global Group Inc.                                  1,000    $   690,010

RETAIL--4.6%
    ShopKo Stores, Inc. (a)                               740,000    $14,948,000
    Pathmark Stores Inc (a)                               500,000      9,405,000
                                                                     -----------
                                                                      24,353,000

                                       15

NAME                                                  SHARES HELD   MARKET VALUE
--------------------------------------------------------------------------------
BANK & THRIFTS--5.0%
    BankAtlantic Bancorp, Inc., Class A                 1,000,000    $12,400,000
    People's Bank of Bridgeport, Connecticut              360,000      9,399,600
    PennFed Financial Services, Inc.                      150,000      4,185,000
                                                                     -----------
                                                                      25,984,600

INSURANCE--2.9%
    The PMI Group, Inc.                                   400,000    $15,280,000

OTHER FINANCIAL--3.0%
    NCO Group, Inc. (a)                                   700,000    $15,463,000

REAL ESTATE--4.1%
    Catellus Development Corporation (a)                  700,000    $14,294,000
    Trammell Crow Company (a)                             500,000      7,225,000
                                                                     -----------
                                                                      21,519,000

MEDICAL PRODUCTS--5.3%
    Hanger Orthopedic Group, Inc. (a)                     960,000    $14,582,400
    CONMED Corporation (a)                                350,000      7,815,500
    Sybron Dental Specialties, Inc. (a)                   300,000      5,550,000
                                                                     -----------
                                                                      27,947,900

MEDICAL RESEARCH--0.7%
    Covance Inc. (a)                                      200,000    $ 3,750,000

PHARMACEUTICALS--2.2%
    Pharmaceutical Resources Inc (a)                      400,900    $11,137,002
    Elan Corporation plc (a) (b)                          115,000        629,050
                                                                     -----------
                                                                      11,766,052

COMPUTER SERVICES--3.4%
    CIBER, Inc. (a)                                     1,885,700    $13,671,325
    Interland, Inc. (a)                                 1,250,000      3,937,500
                                                                     -----------
                                                                      17,608,825

COMPUTER SOFTWARE--7.6%
    Mentor Graphics Corporation (a)                     1,100,000    $15,642,000
    Sybase Inc (a)                                      1,000,000     10,550,000
    MSC.Software Corp. (a)                              1,100,000      9,845,000
    SilverStream Software, Inc. (a)                       409,500      3,660,930
                                                                     -----------
                                                                      39,697,930

COMPUTER SYSTEMS--1.0%
    Optimal Robotics Corp., Class A (a) (c)               750,000    $ 5,467,500

DATA STORAGE--1.4%
    Imation Corp. (a)                                     250,000    $ 7,440,000

                                       16

NAME                                                  SHARES HELD/PAR VALUE   MARKET VALUE
------------------------------------------------------------------------------------------
OFFICE EQUIPMENT--4.7%
    InFocus Corporation (a)                                       1,200,000   $ 14,136,000
    MCSi, Inc. (a)                                                  933,500     10,585,890
                                                                              ------------
                                                                                24,721,890

INSTRUMENTS--3.0%
    IDEXX Laboratories, Inc. (a)                                    551,800   $ 14,230,922
    Measurement Specialties, Inc. (a)                               550,000      1,650,000
                                                                              ------------
                                                                                15,880,922

MACHINERY & INDUSTRIAL PROCESSING--2.5%
    SureBeam Corporation, Class A (a)                             1,600,000   $  8,736,000
    Columbus McKinnon Corporation                                   500,000      4,320,000
                                                                              ------------
                                                                                13,056,000

OTHER INDUSTRIAL GOODS & SERVICES--0.8%
    Integrated Electrical Services, Inc. (a)                        650,000   $  4,062,500

TRANSPORTATION SERVICES--1.4%
    Teekay Shipping Corporation (c)                                 203,400   $  7,507,494

CHEMICALS--2.1%
    Sensient Technologies Corporation                               292,800   $  6,664,128
    H.B. Fuller Company                                             140,000      4,100,600
                                                                              ------------
                                                                                10,764,728
OIL NATURAL GAS--3.5%
    St. Mary Land & Exploration Company                             350,000   $  8,421,000
    Cabot Oil & Gas Corporation                                     250,000      5,712,500
    Berry Petroleum Company                                         250,000      4,212,500
                                                                              ------------
                                                                                18,346,000

    TOTAL COMMON STOCKS (COST: $436,984,654)                                   471,620,768

SHORT TERM INVESTMENTS--10.7%

U.S. GOVERNMENT BILLS--7.6%
    United States Treasury Bills, 1.64% - 1.71%
      due 7/5/2002 - 7/25/2002                                  $40,000,000   $ 39,973,843

    TOTAL U.S. GOVERNMENT BILLS (COST: $39,973,843)                             39,973,843

                                       17

                                                                     PAR VALUE/
NAME                                                     SHARES SUBJECT TO CALL   MARKET VALUE
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--3.1%
    IBT Repurchase Agreement, 1.85% due 7/1/2002,
       repurchase price $16,002,467 collateralized by
       U.S. Government Agency Securities                            $16,000,000   $ 16,000,000
    TOTAL REPURCHASE AGREEMENT (COST: $16,000,000)                                  16,000,000
    TOTAL SHORT TERM INVESTMENTS (COST: $55,973,843)                                55,973,843
    Total Investments (Cost $492,958,497)--100.5%                                 $527,594,611

CALL OPTIONS WRITTEN--(0.1%)

EDUCATIONAL SERVICES--0.0%
    ITT Educational Services, Inc., July 25 Calls                       (40,000)  $    (10,000)
    ITT Educational Services, Inc., July 22.50 Calls                    (80,000)       (38,000)
                                                                                  ------------
                                                                                       (48,000)
RETAIL--(0.1%)
    ShopKo Stores, Inc., September 22.50 Calls                          (20,000)  $    (18,500)
    ShopKo Stores, Inc., September 20 Calls                            (155,000)      (306,125)
    ShopKo Stores, Inc., September 17.50 Calls                         (110,000)      (385,000)
                                                                                  ------------
                                                                                      (709,625)
    TOTAL CALL OPTIONS WRITTEN (PREMIUMS
       RECEIVED: $(768,947))--(0.1%)                                                  (757,625)
    Other Liabilities In Excess Of Other Assets--(0.4%)                             (1,860,031)
                                                                                  ------------
    TOTAL NET ASSETS--100%                                                        $524,976,955
                                                                                  ============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents foreign domiciled corporation.

THE OAKMARK EQUITY AND INCOME FUND

REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. MCGREGOR]

[PHOTO OF EDWARD A. STUDZINSKI]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/02) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(14)

[CHART]

                   THE OAKMARK      LIPPER
                    EQUITY AND     BALANCED
                   INCOME FUND    FUND INDEX
10/31/95              $10,000       $10,000
12/31/95              $10,240       $10,473
03/31/96              $10,500       $10,707
06/30/96              $11,040       $10,925
09/30/96              $11,110       $11,213
12/31/96              $11,805       $11,840
03/31/97              $12,153       $11,895
06/30/97              $13,430       $13,178
09/30/97              $14,810       $14,024
12/31/97              $14,941       $14,243
03/31/98              $16,233       $15,370
06/30/98              $16,320       $15,599
09/30/98              $15,191       $14,701
12/31/98              $16,792       $16,392
03/31/99              $16,792       $16,655
06/30/99              $18,457       $17,402
09/30/99              $17,518       $16,682
12/31/99              $18,119       $17,863
03/31/00              $18,924       $18,396
06/30/00              $18,886       $18,174
09/30/00              $20,761       $18,535
12/31/00              $21,723       $18,290
03/31/01              $22,621       $17,374
06/30/01              $24,445       $17,984
09/30/01              $23,751       $16,621
12/31/01              $25,635       $17,698
03/31/02              $26,708       $17,805
06/30/02              $25,855       $16,628

                                                 AVERAGE ANNUAL TOTAL RETURNS(3)

                                          (AS OF 6/30/02)
                           TOTAL RETURN     1-YEAR   5-YEAR        SINCE
                          LAST 3 MONTHS*                       INCEPTION
                                                               (11/1/95)
--------------------------------------------------------------------------
OAKMARK EQUITY AND                 -3.19%     5.77%   13.99%        15.31%
INCOME FUND
S&P 500(1)                        -13.40%   -17.99%    3.66%        10.01%
Lehman Govt./                       3.75%     8.25%    7.47%         6.94%
Corp. Bond(15)
Lipper Balanced                    -6.61%    -7.54%    4.76%         7.92%
Fund Index
--------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

"The power of accurate observation is commonly called cynicism by those who have not got it." George Bernard Shaw

OUR RESULTS

The Oakmark Equity and Income Fund decreased 3% for the quarter ended June 30, 2002, bringing the calendar-year gain to 1%. For the calendar year, the Fund outperformed both the market averages and our primary benchmark, the Lipper Balanced Fund Index, which has lost 6% year to date. While we are modestly pleased with performance so far this year, getting there has not been pretty. Historically, volatility has been the friend of the value investor, presenting us with opportunities to exploit mis-pricing and invest in securities selling at a substantial discount to their intrinsic value. Given the acceleration of information flows in today's world, those opportunities have tended to be relatively short-lived. In recent weeks, those opportunities have grown in frequency and duration, in what seems a direct correlation to an increased investor concern about the accuracy of financial reporting data in general and the trend of financial markets specifically. The end result was that while we have continued our activity in initiating or adding positions in those businesses that had fallen out of favor with investors, in many instances the gap between intrinsic value and share price has continued to widen beyond where we made our initial investment. Continuing a theme of past quarters, the fund has expanded its holdings in the healthcare area. New positions were initiated during the quarter in Abbott Labs, Bristol-Myers and Schering-Plough. Other new positions included CONOCO, Gemstar-TV Guide, Mentor Graphics, and Phillips Petroleum.

PLAYING DEFENSE

A few quarters ago, we wrote about the investor who was "only expecting a consistent 20% a year return from the conservative portion of his portfolio, and the 50% plus returns were to come from his aggressive growth investments." If you were to examine the long-term distribution of investment returns from the S&P 500, not surprisingly, you would see a bell-shaped curve. Recent experience however has differed from the normal distribution, and has been of a more fat-tailed variety, resulting in out-sized returns two or three years ago, and now out-sized losses. Thus, in today's world of either more normal (or sub-par depending on your point of view) investment returns, success in investing will be defined by those who can avoid the major "blow-up". We can see some proof of this in the returns of the major indices. As investors moved toward larger capitalization stocks for reasons other than valuation and expected returns, the effect of a "torpedo" stock disaster on a portfolio has been magnified. In some months over the past year, almost 10% of all stocks in the Russell 1000(16) have underperformed by 30% or more (or, the odds of a single stock "blowing up" has been almost 6 times higher than average). Being on the wrong side of a disaster can cause substantial underperformance.

What has that specifically meant to the management of your portfolio? As the size of the portfolio has grown, the impact of a single-stock debacle has somewhat lessened. Also, we have increased our focus on not just having a margin of safety, but looking for a larger margin of safety. If as has been suggested investing is the search for asymmetric payoffs with upside opportunity exceeding downside risk, the greater the discount to intrinsic value at which one makes a purchase, the greater the margin of safety. Finally, we have been looking to limit those situations with a high probability of gain but significant downside risk.

WE ARE WHERE WE ARE, SO DEAL WITH IT

We are often asked about things that might cause us to sell a security before it reaches our estimate of intrinsic value. Those factors have been discussed many times before. What hasn't been discussed in depth are the sorts of things that perhaps subjectively influence investment choices, especially when the discount to intrinsic value in a group of securities is approximately similar. In a nutshell, it all comes back to making sure that our egos do not get in the way of making the best investment decisions.

What are some examples of this? Michael Mauboussin of CS First Boston has identified several examples of the psychological traps into which investors tend to fall. First, a tendency of all investors is to have too high an opinion of their abilities, especially in areas outside of their circle of competence (often referred to as the "smart person trap"-- I'm smart about X, therefore by definition I am smart about Y and Z). To avoid that trap, make sure you stay within your circle of competence. Next, people in general often tend to weigh heavily the first information they glean about a subject, which then leaves them with an anchored bias. We fight against this tendency by seeking information from a variety of sources (there can never be too many) and always trying to stand our assumptions on their heads. Third, as pollsters and users of polls have discovered, how a question is constructed can dictate the answer. Investors often make the same mistake, which can also impact the assessment of outcomes and expected returns. One deals with that by always looking at things from a "worst case" perspective, rather than the sugar-coated "good, better, best" scenario analysis that has led many corporate managements to destruction. Fourth, individuals and investors have a tendency to seek out confirming information that supports their existing point of view while dismissing or avoiding any contradictory inputs. We have found that one good way to avoid this trap is to seek out and examine the information that "short" investors have either about a particular company or industry. Finally and not surprisingly, both individual and institutional investors tend to make choices that justify past decisions (throwing good money after bad), notwithstanding a change in circumstances. The most common example of this is the retail investor who says "I'll sell when I get even" and the institutional investor who says "I could have sold this last week for X+$5, I'm not going to sell here for X." That is why we make a practice, when examining your portfolio, of asking ourselves, "Looking at this as a new investment and knowing what we know now, would we still make it?" There is no place for the "woulda, coulda, shoulda" analysis. Sunk costs are sunk costs. Our interest is the future return of and on your investment, so our due diligence is ongoing. We are where we are now.

                                   HIGHLIGHTS

- Opportunities allowed us to initiate or add to positions in businesses that had fallen out of favor with investors.

- Continuing a theme of past quarters, the Fund has expanded its holdings in the healthcare area.

- We are not going to be swayed by short-term market fluctuations, but are more concerned with what a business is actually worth.


HAS ANYTHING WORKED

Several of our best performing stocks in the quarter have been in the portfolio for a while, and include Rockwell Collins, Saint Mary Land & Exploration and Catellus. They also reflect our commitment to continuing with investments where the price to intrinsic value discount continues to be fairly wide, notwithstanding that these are investments that have gone up in price from when they first went into the portfolio. As we have stated in the past, our holding period for an investment would ideally be forever if the price and intrinsic value lines continue on parallel rather than intersecting courses. At the same time, two of our worst performers during the quarter were Ceridian and UST, both for non-company specific reasons, in the one instance having to do with the payroll processing industry in general and the other with tobacco company litigation (which does not apply to UST). In that instance too, it reflects a continuation of what we have said to you is our philosophy in investing your money--we are not going to be swayed by short-term market fluctuations, but are more concerned with what a business is actually worth.

We reiterate our commitment to seeking out investments with a considerable margin of safety, selling at a substantial discount to our assessment of intrinsic value. As this letter is being written, a great deal of concern and focus is being devoted to the question of accounting issues and management fraud. Those are issues that have followed the investment world from the beginning of time, and given the part that greed plays in the human psyche, will always be present in the investment arena. We recognize that while we have no unique abilities to uncover deceptive managements or fraudulent practices, we do expend our time trying to identify those businesses run by real people (whose shareholder orientation we get comfortable with) and that are selling in the marketplace at a discount to their real intrinsic value. Looking at a lot of different businesses and talking to many different managements (and people) is a good way to assess those differences in both management intelligence and management integrity that confront us every day. We thank you for your continued support of the Fund and we look forward to reporting to you, our partners, at the end of the next quarter.

/s/ Clyde S. McGregor       /s/ Edward A. Studzinski

CLYDE S. MCGREGOR, CFA      EDWARD A. STUDZINSKI, CFA
Portfolio Manager           Portfolio Manager
mcgregor@oakmark.com        estudzinski@oakmark.com

July 2, 2002

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2002 (UNAUDITED)

NAME                                                               SHARES HELD          MARKET VALUE
-----------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--62.3%

COMMON STOCK--61.9%

FOOD & BEVERAGE--2.5%
    UST Inc.                                                           1,700,000       $   57,800,000

BROADCASTING & PUBLISHING--1.1%
    Gemstar-TV Guide International Inc. (a)                            5,000,000       $   26,950,000

INFORMATION SERVICES--2.8%
    Ceridian Corporation (a)                                           3,500,000       $   66,430,000

MARKETING SERVICES--0.5%
    The Interpublic Group of Companies, Inc.                             500,000       $   12,380,000

PRINTING--0.6%
    Valassis Communications, Inc. (a)                                    399,400       $   14,578,100

RECREATION & ENTERTAINMENT--0.8%
    International Game Technology (a)                                    345,000       $   19,561,500

RETAIL--4.1%
    CVS Corporation                                                    1,000,000       $   30,600,000
    Albertson's, Inc.                                                    881,000           26,835,260
    J.C. Penney Company, Inc.                                          1,000,000           22,020,000
    Office Depot, Inc. (a)                                               980,000           16,464,000
                                                                                       --------------
                                                                                           95,919,260
BANK & THRIFTS--0.3%
    U.S. Bancorp                                                         280,703       $    6,554,415

INSURANCE--3.0%
    SAFECO Corporation                                                 2,000,000       $   61,780,000
    PartnerRe, Ltd. (b)                                                  200,000            9,790,000
                                                                                       --------------
                                                                                           71,570,000
OTHER FINANCIAL--1.1%
    GATX Corporation                                                     846,900       $   25,491,690

REAL ESTATE--2.2%
    Catellus Development Corporation (a)                               1,881,500       $   38,420,230
    Hospitality Properties Trust                                         200,000            7,300,000
    Legacy Hotels Real Estate Investment Trust (b)                     1,125,000            6,220,993
                                                                                       --------------
                                                                                           51,941,223

                                       22

NAME                                                                 SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
HEALTH CARE SERVICES--3.0%
    IMS Health Incorporated                                            2,300,000       $   41,285,000
    Omnicare, Inc.                                                     1,100,000           28,886,000
                                                                                       --------------
                                                                                           70,171,000
MANAGED CARE SERVICES--2.9%
    First Health Group Corp. (a)                                       2,420,000       $   67,856,800

MEDICAL PRODUCTS--2.8%
    Apogent Technologies Inc. (a)                                      1,500,800       $   30,871,456
    Guidant Corporation (a)                                              500,000           15,115,000
    Techne Corporation (a)                                               450,000           12,699,000
    Edwards Lifesciences Corporation (a)                                 275,000            6,380,000
                                                                                       --------------
                                                                                           65,065,456
PHARMACEUTICALS--6.7%
    Bristol-Myers Squibb Company                                       1,500,000       $   38,550,000
    Watson Pharmaceuticals, Inc. (a)                                   1,451,400           36,676,878
    Abbott Laboratories                                                  937,600           35,300,640
    Schering-Plough Corporation                                        1,042,600           25,647,960
    Chiron Corporation (a)                                               648,100           22,910,335
                                                                                       --------------
                                                                                          159,085,813
TELECOMMUNICATIONS--3.6%
    CenturyTel, Inc.                                                   2,400,000       $   70,800,000
    Citizens Communications Company (a)                                1,700,000           14,212,000
                                                                                       --------------
                                                                                           85,012,000
COMPUTER SOFTWARE--5.0%
    Synopsys, Inc. (a)                                                 1,300,000       $   71,253,000
    Novell, Inc. (a)                                                   8,000,000           25,680,000
    Mentor Graphics Corporation (a)                                    1,500,000           21,330,000
                                                                                       --------------
                                                                                          118,263,000
COMPUTER SYSTEMS--1.4%
    The Reynolds and Reynolds Company, Class A                         1,164,000       $   32,533,800

AEROSPACE & DEFENSE--1.9%
    Rockwell Collins, Inc.                                             1,652,200       $   45,303,324

AGRICULTURAL EQUIPMENT--0.1%
    Alamo Group Inc.                                                     141,900       $    2,128,500

INSTRUMENTS--1.8%
    Varian Inc. (a)                                                    1,267,500       $   41,764,125

                                       23

                                                                    SHARES HELD/
NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
MACHINERY & INDUSTRIAL PROCESSING--2.6%
    Cooper Industries, Ltd.                                              849,000       $   33,365,700
    Rockwell Automation International Corporation                      1,420,000           28,371,600
                                                                                       --------------
                                                                                           61,737,300
TRANSPORTATION SERVICES--0.1%
    Nordic American Tanker Shipping Limited (b)                          154,900       $    2,114,385

FORESTRY PRODUCTS--1.4%
    Plum Creek Timber Company, Inc.                                    1,059,644       $   32,531,071

OIL & NATURAL GAS--9.6%
    Phillips Petroleum Company                                         1,100,000       $   64,768,000
    Burlington Resources Inc.                                          1,600,000           60,800,000
    Conoco Inc.                                                        1,100,000           30,580,000
    XTO Energy, Inc.                                                   1,378,000           28,386,800
    St. Mary Land & Exploration Company                                1,030,000           24,781,800
    Cabot Oil & Gas Corporation                                          768,000           17,548,800
    Berry Petroleum Company                                               43,000              724,550
                                                                                       --------------
                                                                                          227,589,950
    TOTAL COMMON STOCK (COST: $1,430,153,377)                                           1,460,332,712

CONVERTIBLE BONDS--0.4%

CABLE & SATELLITE TV--0.2%
    EchoStar Communications Corporation,
      4.875% due 1/1/2007                                            $ 7,000,000       $    5,433,750

PHARMACEUTICALS--0.2%
    Sepracor Inc., 7.00% due 12/15/2005                              $ 7,285,000       $    4,990,225
    TOTAL CONVERTIBLE BONDS (COST: $11,307,994)                                            10,423,975
    TOTAL EQUITY AND EQUIVALENTS (COST: $1,441,461,371)                                 1,470,756,687

FIXED INCOME--27.3%

PREFERRED STOCKS--0.1%

BANK & THRIFTS--0.1%
    BBC Capital Trust I, Preferred, 9.50%                                 48,000       $    1,190,880
    Pennfed Capital Trust, Preferred, 8.90%                               27,500              689,700
    Fidelity Capital Trust I, Preferred, 8.375%                           43,500              435,435
                                                                                       --------------
                                                                                            2,316,015
TELECOMMUNICATIONS--0.0%
    MediaOne Finance Trust III, Preferred, 9.04%                          20,000       $      405,800
    TOTAL PREFERRED STOCKS (COST: $2,715,762)                                               2,721,815

                                       24

NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS--1.3%

BUILDING MATERIALS & CONSTRUCTION--0.0%
    Juno Lighting, Inc., 11.875% due 7/1/2009,
      Senior Subordinated Note                                    $      750,000       $      772,500

HOTELS & MOTELS--0.3%
    HMH Properties, 7.875% due 8/1/2005, Senior Note Series A     $    3,450,000       $    3,363,750
    Park Place Entertainment, 7.00% due 7/15/2004, Senior Notes        2,750,000            2,782,109
    Prime Hospitality Corporation, 9.25% due 1/15/2006,
      2006 1st Mortgage Note                                             413,000              422,293
                                                                                       --------------
                                                                                            6,568,152
RETAIL--0.5%
    The Gap, Inc., 6.90% due 9/15/2007                            $    9,187,000       $    8,385,149
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes           4,900,000            3,724,000
    Ugly Duckling Corporation, 12.00% due 10/23/2003,
      Subordinated Debenture                                             650,000              551,688
                                                                                       --------------
                                                                                           12,660,837
TV PROGRAMMING--0.4%
    Liberty Media Corporation, 8.25% due 2/1/2030, Debenture      $    9,225,000       $    8,593,438

MACHINERY & INDUSTRIAL PROCESSING--0.1%
    Columbus McKinnon Corporation New York,
      8.50% due 4/1/2008                                          $    3,000,000       $    2,760,000

ELECTRIC UTILITIES--0.0%
    Midland Funding Corporation, 11.75% due 7/23/2005             $      500,000       $      506,651

    TOTAL CORPORATE BONDS (COST: $31,965,829)                                              31,861,578

GOVERNMENT AND AGENCY SECURITIES--25.9%

U.S. GOVERNMENT NOTES--25.0%
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                           $  145,180,160       $  151,010,015
    United States Treasury Notes, 3.375% due 1/15/2012,
      Inflation Indexed                                              141,684,200          145,204,202
    United States Treasury Notes, 3.00% due 11/30/2003                75,000,000           75,595,875
    United States Treasury Notes, 8.75% due 11/15/2008                50,000,000           54,191,400
    United States Treasury Notes, 5.75% due 11/15/2005                50,000,000           53,359,400
    United States Treasury Notes, 7.875% due 11/15/2004               25,000,000           27,705,525
    United States Treasury Notes, 5.25% due 5/15/2004                 25,000,000           26,129,600
    United States Treasury Notes, 3.00% due 1/31/2004                 25,000,000           25,163,025
    United States Treasury Notes, 3.00% due 2/29/2004                 25,000,000           25,145,500
    United States Treasury Notes, 7.25% due 8/15/2004                  5,000,000            5,438,280
                                                                                       --------------
                                                                                          588,942,822

                                       25

NAME                                                                   PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--0.9%
    Fannie Mae, 5.06% due 12/6/2006                               $    5,000,000       $    5,103,745
    Fannie Mae, 3.875% due 9/7/2004                                    5,000,000            5,056,250
    Federal Home Loan Mortgage Corporation,
      4.75% due 8/23/2004                                              5,000,000            5,018,465
    Federal Home Loan Bank, 5.10% due 12/26/2006                       2,035,000            2,082,059
    Fannie Mae, Principal Only, Zero Coupon, due 10/3/2011             1,065,000            1,058,903
    Federal Home Loan Bank, 3.875% due 12/15/2004                      1,000,000            1,012,011
    Federal Home Loan Bank, 5.125% due 8/6/2008                          500,000              504,795
                                                                                       --------------
                                                                                           19,836,228
    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $598,544,702)                           608,779,050

    TOTAL FIXED INCOME (COST: $633,226,293)                                               643,362,443

SHORT TERM INVESTMENTS--9.9%

U.S. GOVERNMENT BILLS--7.2%
    United States Treasury Bills, 1.62% - 1.70%
      due 7/5/2002 - 8/22/2002                                    $  170,000,000       $  169,785,241
    TOTAL U.S. GOVERNMENT BILLS (COST: $169,785,241)                                      169,785,241
REPURCHASE AGREEMENTS--2.7%
    IBT Repurchase Agreement, 1.85% due 7/1/2002,
      repurchase price $64,509,944 collateralized by
      U.S. Government Agency Securities                           $   64,500,000       $   64,500,000
    TOTAL REPURCHASE AGREEMENT (COST: $64,500,000)                                         64,500,000

    TOTAL SHORT TERM INVESTMENTS (COST: $234,285,241)                                     234,285,241
    Total Investments (Cost $2,308,972,905)--99.5%                                     $2,348,404,371

                                       26

NAME                                                              SHARES SUBJECT TO CALL          MARKET VALUE
--------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%

BROADCASTING & PUBLISHING--0.0%
    Gemstar-TV Guide International Inc, August 10 Calls                        (941,400)     $      (188,280)

MARKETING SERVICES--0.0%
    The Interpublic Group of Companies, Inc., July 35 Calls                    (351,000)     $       (87,750)

PHARMACEUTICALS--0.0%
    Abbott Laboratories, August 40 Calls                                       (150,000)     $      (165,000)
    TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED: $(2,071,593))--0.0%                       $      (441,030)
    Other Assets In Excess Of Other Liabilities--0.5%                                             10,935,628
                                                                                             ---------------
  TOTAL NET ASSETS--100%                                                                     $ 2,358,898,969
                                                                                             ===============

(a) Non-income producing security.

(b) Represents foreign domiciled corporation.

THE OAKMARK GLOBAL FUND
REPORT FROM GREGORY L. JACKSON AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF GREGORY L. JACKSON]

[PHOTO OF MICHAEL J. WELSH]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (6/30/02) AS COMPARED TO THE MSCI WORLD INDEX(17)

[CHART]

              THE OAKMARK GLOBAL FUND       MSCI WORLD INDEX
  8/1/99                      $10,000                $10,000
 9/30/99                      $ 9,180                $ 9,883
12/31/99                      $ 9,981                $11,550
 3/31/00                      $10,061                $11,668
 6/30/00                      $10,381                $11,255
 9/30/00                      $10,922                $10,689
12/31/00                      $11,562                $10,028
 3/31/01                      $11,480                $ 8,739
 6/30/01                      $13,289                $ 8,959
 9/30/01                      $11,071                $ 7,676
12/31/01                      $13,880                $ 8,335
 3/31/02                      $15,387                $ 8,364
 6/30/02                      $14,372                $ 7,601

                                                 AVERAGE ANNUAL TOTAL RETURNS(3)

                                          (AS OF 6/30/02)
                           TOTAL RETURN     1-YEAR       SINCE
                          LAST 3 MONTHS*               INCEPTION
                                                        (8/4/99)
-------------------------------------------------------------------
OAKMARK GLOBAL FUND            -6.60%       8.15%       13.29%(5)
MSCL World                     -9.13%     -15.22%       -8.97%
Lipper Balanced Fund Index(18) -7.88%     -13.42%       -4.49%
-------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark Global Fund declined 7% for the quarter ending June 30 2002, roughly in line with the 9% decline of the MSCI World Index and the 8% decline of the Lipper Global Fund Index. For the first six months of 2002, and for the past twelve months, your Fund gained 4% and 8%, respectively, compared to the 9% and 15% declines in the MSCI World Index and the 7% and 13% declines in the Lipper Global Fund index over the same periods.

The past three months were a continuation of the price volatility and market skittishness we have seen since the tech bubble burst in early 2000. In times like these, it is critical to keep focused on what is important: Times of extraordinary share price volatility may often provide excellent long-term opportunity, as greater volatility creates larger gaps between share prices and intrinsic business value. We continue to strive to upgrade the quality of the portfolio while maintaining the same degree of discount or greater to intrinsic value.

NEW OPPORTUNITIES

Two of your Fund's newest positions, Gemstar-TV Guide and LM Ericsson, were poor performers over the quarter. While news flow and sentiment remains uniformly negative regarding these companies, we think the recent share price declines have created significant appreciation potential. We have made each of these companies very significant positions in the Fund.

Gemstar-TV Guide invented the VCR Plus+ instant programming system that is now the defacto standard in 40 countries for VCR programming. It has become the primary provider of television guides across many platforms including print (TV Guide, Cable Guide), cable/satellite/telco (Interactive Programming Guide, TV Guide Channel), consumer electronics devices, and the Internet. The company's share price has declined over 90% from its early 2000 high, to a current price of around $5 per share.

Gemstar makes money several ways: 1) by licensing their technology, 2) through sales of TV Guides (both the print guide and the channel), and 3) through their interactive services (advertising and interactive commerce). Throughout its history, Gemstar has been very aggressive at defending their patents. A recent negative ruling from the International Trade Commission (ITC) Judge validated several Gemstar patents but also ruled that several companies may continue to import their cable TV set-top boxes into the U.S. While on balance, this was a negative ruling, we believe the resultant share price decline was an overreaction.

We calculate that on a sum of the parts basis, Gemstar's non-Interactive Program Guide businesses are worth about $7 per share and additional cash of another $.50 per share (net of debt), thus creating a downside valuation of $7.50 per share. We also calculate the Interactive Program Guide business currently at $5 per share, creating a combined value of roughly $12.50 per share. Therefore, with the stock price trading near $5 per share, we believe we are paying less than our estimated value for the non-Interactive Program Guide businesses and getting the Interactive Program Guide business and cash for free. In addition, the company is trading for a mere 5.5 times our estimate of free cashflow versus peer companies that trade for 12 to 18 times free cashflow.

Ericsson, the Swedish-based mobile phone giant, had been an awful performer and declined 80% from its high before we became interested. Unfortunately, as with Gemstar, we did not pick the bottom, and the share price has continued to decline. At current levels, we think the market is significantly undervaluing the long-term prospects of the company.

Ericsson has been the largest supplier of mobile infrastructure in the world, with a worldwide market share of 40% in GSM (mobile standard), double its closest competitors--Nokia (22%) and Siemens/NEC (18%). The infrastructure business has historically been very good, with huge barriers to entry, double-digit growth and solid profitability (20% margins). However, the group's success in the infrastructure business has been over-shadowed by its poorly performing handset operations. In handsets, Ericsson finally bit the bullet last year, outsourcing all production to Flextronics and forming a 50/50 joint venture with Sony. Recently, the mobile infrastructure business has been hit by weakness from its the customer base. Mobile operators have sharply curtailed their capital expenditure plans due to worries of a demand slow down as well as weakened balance sheets.

Long term, Ericsson's position in the various mobile standards (GSM, 2.5G, and 3G) remains the best in the industry worldwide. Further, unlike the handsets business where competition is becoming more fierce due to strong new market entrants (especially the Koreans and Japanese), a number of competitors in the mobile infrastructure market have been significantly weakened by the recent market downturn. Nortel Networks, Alcatel, and Lucent all are facing major financial and technological issues, while the barriers to new entrants remain intact.

We believe the long-term growth prospects for mobile telephony (especially new data applications) remain bright, albeit significantly diminished from the pie-in-the-sky dreams of three years ago. Reality is somewhere in between. At current prices, Ericsson is valued at less than one times depressed revenue and about 7 times normal operating profit. We do not very often get the opportunity to buy such a high quality business with good long-term secular growth prospects at this level of valuation.

                                   HIGHLIGHTS

- Times of extraordinary price volatility provide excellent long-term opportunity, as greater volatility creates large gaps between share prices and intrinsic business values.

- We have made two of the Fund's newest holdings, Gemstar-TV Guide and LM Ericsson, very significant positions in the Fund.

- In panic times, we believe thorough analysis and a focus on intrinsic value is important--we do not let stock prices influence our analysis.

PHILOSOPHY AND DISCIPLINE

Recent price declines in Gemstar and Ericsson remind us of two examples of companies that we owned in The Oakmark Global Fund that had very similar panic selling periods: Nova Corporation in 2000 and ITT Educational in 1999. Both situations worked out extremely well for the portfolio. In panic times like these, we feel it is very important to be sure we have done a thorough analysis of what we estimate the true value of the company to be and not let the stock price influence that analysis.

We will continue to search for companies that are priced at a substantial discount to their true business value and are run by managers who think and act as owners. We remain excited about the values in the portfolio and have each added to our personal holdings in the Fund. Thank you for your support.

/s/ Gregory L. Jackson         /s/ Michael J. Welsh

GREGORY L. JACKSON             MICHAEL J. WELSH, CFA, CPA
Portfolio Manager              Portfolio Manager
gjackson@oakmark.com           102521.2142@compuserve.com

July 8, 2002

THE OAKMARK GLOBAL FUND

GLOBAL DIVERSIFICATION--JUNE 30, 2002

[CHART]

                                   % OF FUND
                                  NET ASSETS
--------------------------------------------
- UNITED STATES                        50.4%

- EUROPE                               29.8%
   Great Britain                        7.4%
  *Netherlands                          5.8%
   Sweden                               5.0%
  *Germany                              3.6%
  *Italy                                3.3%
   Switzerland                          2.1%
  *Ireland                              1.7%
  *France                               0.9%

- PACIFIC RIM                           9.4%
  Japan                                 5.5%
  Korea                                 3.0%
  Australia                             0.9%

- LATIN AMERICA                         3.7%
  Mexico                                3.7%

- OTHER                                 1.1%
  Israel                                1.1%

* Euro currency countries comprise 15.3% of the Fund.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2002 (UNAUDITED)

NAME                                  DESCRIPTION                            SHARES HELD       MARKET VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.3%

FOOD & BEVERAGE--3.0%
   Lotte Chilsung Beverage           Soft Drinks, Juices & Sports Drinks
     Co., Ltd. (Korea)                 Manufacturer                                4,800   $      3,311,721
   Hite Brewery Co., Ltd.            Brewer
     (Korea)                                                                      48,700          3,003,774
                                                                                           ----------------
                                                                                                  6,315,495

HOUSEHOLD PRODUCTS--3.6%
   Henkel KGaA (Germany)             Consumer Chemical Products
                                     Manufacturer                                118,000   $      7,536,674

AUTOMOBILES--1.4%
   Ducati Motor Holding
     S.p.A. (Italy) (a)              Motorcycle Manufacturer                   1,933,500   $      3,049,207

BROADCASTING & CABLE TV--1.7%
   Grupo Televisa S.A.
     (Mexico) (b)                    Television Production &  Broadcasting        96,100   $      3,592,218

BROADCASTING & CABLE TV--2.2%
   Gemstar-TV Guide                  Electronic Program Guide Services
     Internation, Inc.
     (United States) (a)                                                         850,000   $      4,581,500

HOME FURNISHINGS--4.0%
   Hunter Douglas N.V.               Window Coverings Manufacturer
     (Netherlands)                                                               271,800   $      8,358,470

HUMAN RESOURCES--4.0%
   Michael Page International        Recruitment Consultancy Services
     plc (Great Britain)                                                       2,236,000   $      5,455,482

INFORMATION SERVICES--7.5%
   eFunds Corporation                Electronic Debit Payment Services
     (United States) (a)                                                       1,261,400   $     11,969,425
   Ceridian Corporation              Data Management Services
     (United States) (a)                                                         205,000   $      3,890,900
                                                                                           ----------------
                                                                                                 15,860,325

MARKETING SERVICES--4.7%
    Omnicom Group Inc.               Advertising Agencies
      (United States)                                                            125,000   $      5,725,000

                                       31


NAME                                  DESCRIPTION                            SHARES HELD       MARKET VALUE
------------------------------------------------------------------------------------------------------------
    Cordiant Communications          Advertising & Media Services
      Group plc
      (Great Britain) (a)                                                      3,630,000   $      4,234,571
                                                                                           ----------------
                                                                                                  9,959,571
PUBLISHING--3.5%
    Wolters Kluwer NV                Reference Material Publisher
      (Netherlands)                                                              203,400   $      3,853,249
    Independent News &               Newspaper Publisher
      Media PLC (Ireland)                                                      1,865,000          3,676,474
                                                                                           ----------------
                                                                                                  7,529,723
RETAIL--5.0%
    The Kroger Co.                   Supermarkets
      (United States) (a)                                                        340,000   $      6,766,000
    Somerfield plc                   Food Retailer
      (Great Britain) (a)                                                      2,121,000          3,832,661
                                                                                           ----------------
                                                                                                 10,598,661
TV PROGRAMMING--2.4%
    Liberty Media
      Corporation, Class A           Broadcast Services & Programming
      (United States) (a)                                                        500,000   $      5,000,000

BANK & THRIFTS--7.6%
    U.S. Bancorp                     Commercial Bank
      (United States)                                                            335,000   $      7,822,250
    Washington Mutual, Inc.          Thrift
      (United States)                                                            115,000          4,267,650
    Banco Popolare di                Commercial Bank
      Verona e Novara Scrl
      (Italy)                                                                    301,500          3,901,888
                                                                                           ----------------
                                                                                                 15,991,788
OTHER FINANCIAL--2.7%
    Daiwa Securities Group           Stock Broker
      Inc. (Japan)                                                               579,000   $      3,754,030
    Ichiyoshi Securities Co.,        Stock Broker
      Ltd. (Japan)                                                               523,000          1,976,961
                                                                                           ----------------
                                                                                                  5,730,991
MANAGED CARE SERVICES--4.1%
    First Health Group Corp.         Health Benefits Company
      (United States) (a)                                                        310,000   $      8,692,400

                                       32

NAME                                  DESCRIPTION                            SHARES HELD       MARKET VALUE
------------------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS--5.9%
    Guidant Corporation
      (United States) (a)            Medical Instruments                         145,000   $      4,383,350
    Cytyc Corporation                Diagnostic Equipment
      (United States) (a)                                                        500,000          3,810,000
    Techne Corporation               Biological Products
      (United States) (a)                                                         80,000          2,257,600
    Ansell Limited (Australia)       Protective Rubber & Plastics Products       559,000          1,976,247
                                                                                           ----------------
                                                                                                 12,427,197
PHARMACEUTICALS--3.1%
    Abbott Laboratories              Pharmaceuticals
      (United States)                                                            120,000   $      4,518,000
    GlaxoSmithKline plc              Pharmaceuticals
      (Great Britain)                                                             96,500          2,088,099
                                                                                           ----------------
                                                                                                  6,606,099
TELECOMMUNICATIONS--2.4%
    AT&T Corp.                       Telecommunication Services &
      (United States)                  Products                                  475,000   $      5,082,500

TELECOMMUNICATIONS EQUIPMENT--5.0%
    Telefonaktiebolaget              Mobile & Wired
      LM Ericsson, Class B             Telecommunications Products
      (Sweden) (a)                                                             7,056,500   $     10,646,754

COMPUTER SERVICES--4.7%
    Meitec Corporation               Software Engineering Services
      (Japan)                                                                    175,900   $      5,812,450
    First Data Corporation           Data Processing & Management
      (United States)                                                            110,000          4,092,000
                                                                                           ----------------
                                                                                                  9,904,450
COMPUTER SOFTWARE--8.1%
    Synopsys, Inc.                   Electronic Design Automation
      (United States) (a)                                                        200,000   $     10,962,000
    Novell, Inc.                     Network & Internet Integration
      (United States) (a)              Software                                1,886,000          6,054,060
                                                                                           ----------------
                                                                                                 17,016,060
COMPUTER SYSTEMS--1.9%
    The Reynolds and                 Information Management Systems
      Reynolds Company,
      Class A (United States)                                                     76,200   $      2,129,790
    Lectra (France) (a)              Manufacturing Process Systems               477,000          1,857,112
                                                                                           ----------------
                                                                                                  3,986,902

                                       33

                                                                            SHARES HELD/
NAME                                  DESCRIPTION                              PAR VALUE       MARKET VALUE
------------------------------------------------------------------------------------------------------------
AIRPORT MAINTENANCE--2.0%
    Grupo Aeroportuario del          Airport Operator
      Sureste S.A. de C.V.
      (Mexico) (b)                                                               325,000   $      4,192,500

INSTRUMENTS--1.1%
    Orbotech, Ltd.                   Optical Inspection Systems
      (Israel) (a)                                                               104,500   $      2,372,150

WASTE DISPOSAL--3.0%
    Waste Management, Inc.           Waste Management Services
      (United States)                                                            240,000   $      6,252,000

CHEMICALS--2.1%
    Givaudan (Switzerland)           Fragrance & Flavor Compound
                                       Manufacturer                               10,970   $      4,412,711
    TOTAL COMMON STOCKS
     (COST: $200,984,104)                                                                       201,151,828

SHORT TERM INVESTMENTS--7.3%

U.S. GOVERNMENT BILLS--4.7%
    United States Treasury Bills,
     1.64% - 1.65% due
     7/5/2002 - 7/11/2002                                                  $  10,000,000   $      9,995,892
    TOTAL U.S. GOVERNMENT BILLS
     (COST: $9,995,892)                                                                           9,995,892

REPURCHASE AGREEMENTS--2.6%
    IBT Repurchase Agreement, 1.85%
      due 7/1/2002, repurchase price
      $5,500,848 collateralized by a
      U.S. Government Agency Security                                      $   5,500,000   $      5,500,000
    TOTAL REPURCHASE AGREEMENT
     (COST: $5,500,000)                                                                           5,500,000

    TOTAL SHORT TERM INVESTMENTS
     (COST: $15,495,892)                                                                         15,495,892
    Total Investments
     (Cost $216,479,996)--102.6%                                                           $    216,647,720

                                       34

NAME                                  DESCRIPTION                       SHARES SUBJECT TO OPTION        MARKET VALUE
--------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.00%

BROADCASTING & PUBLISHING--0.0%
    Gemstar-TV Guide               Electronic Program Guide Services
      International Inc,
      August 12.50 Calls
      (United States)                                                                   (100,000)   $         (7,500)
    Gemstar-TV Guide               Electronic Program Guide Services
      International Inc,
      August 15 Calls
      (United States)                                                                   (450,000)   $        (45,000)
                                                                                                    ----------------
                                                                                                             (52,500)
    TOTAL CALL OPTIONS WRITTEN
     (PREMIUMS RECEIVED:
      $(548,983))--0.0%                                                                                      (52,500)

PUT OPTIONS WRITTEN--(0.9%)

BROADCASTING & PUBLISHING(0.9%)
    Gemstar-TV Guide               Electronic Program Guide Services
      International Inc,
      August 7.50 Puts
      (United States)                                                                   (350,000)   $       (866,250)
    Gemstar-TV Guide               Electronic Program Guide Services
      International Inc,
      August 10 Puts
      (United States)                                                                   (200,000)           (960,000)
                                                                                                    ----------------
                                                                                                          (1,826,250)
    TOTAL PUT OPTIONS WRITTEN
     (PREMIUMS RECEIVED:
      $(654,980))--(0.9%)                                                                                 (1,826,250)

    Foreign Currencies
     (Proceeds $214,852)--0.1%                                                                      $        227,038
    Other Liabilities In
     Excess Of Other Assets--(1.8%)                                                                       (3,859,565)
                                                                                                    ----------------
    TOTAL NET ASSETS--100%                                                                          $    211,136,443
                                                                                                    ================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.

THE OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

FELLOW SHAREHOLDERS,

The Oakmark International and International Small Cap Funds lost 2% and gained 3% respectively for the quarter ending June 30, 2002, while both the MSCI World ex-U.S.(19) and the Lipper International Fund(20) indices were down 2%, and the MSCI Small Cap World ex-U.S. Index(21) and the Lipper International Small Cap Average(22) were up 4% and 0%, respectively. For the year to date, The Funds were up 9% and 13%, respectively, while the MSCI World ex-U.S. and the Lipper International Fund indices were down 2% and up 1% respectively, and the MSCI Small Cap World ex-U.S. Index and the Lipper International Small Cap Average, were up 10% and 5%, respectively. Though the quarter was very volatile, we remain focused on our search for value in spite of terrorist threats, accounting scandals and exchange rate movements.

PLAYING WITH NUMBERS

The headlines are full of stories regarding fraudulent accounting practices and unethical behavior at a number of US-based companies. For us, these events demonstrate more than anything a fundamental weakness in corporate governance. The purpose of a public company should be to make money for its owners. Sadly, in some cases, the owners (and employees) are instead being taken to the cleaners.

Why is this happening? Lavish rewards for short-term performance can breed a species of management that place their own interests before their employers--the shareholders. Corporate boards, which are supposed to represent the interests of the owners, have often abdicated their oversight responsibilities. Instead of truly independent directors monitoring and evaluating management decisions and practices, a number of current boards are comprised of insiders or their friends. As a result, management is left to oversee themselves, including to the point of setting their own compensation packages and incentive schemes. This blatant conflict of interest must end.

Asymmetric compensation practices need to be curbed. The pay difference between great performance and mediocre performance is often far too small in the US. Even failure and dismissal is often richly rewarding for management. As an aside, this is in contrast to Europe, where the problem is just the opposite: high quality managers with proven track records as value creators oftentimes have a hard time earning materially more than their less successful peers.

In the UK, there is a set of corporate governance guidelines called the Cadbury Principles. One of the linchpins of these rules is the mandate that corporate boards be led by a non-executive, independent chairman. In the US, the Chairman of the Board tends to be the CEO as well, fostering the tendency for boards here to represent more the interests of management as opposed to the owners. While the concept of a non-executive chairman is no guarantee against management impropriety, it nonetheless provides one additional check for shareholders.

We find corporate governance standards vary widely throughout the world; places like Sweden, which has the involvement of large shareholders on their boards, and the UK, which at least in theory should have more independent boards, may be examples from which the US can learn. At the Oakmark Funds--both Domestic and International--we have always considered corporate governance and management incentives to be important factors that are central to our stock selection process. We feel that strong boards, sensible incentives and managers that intuitively think like owners of the business are essential to superior investment returns.

[PHOTO OF DAVID G. HERRO]

[PHOTO OF MICHAEL J. WELSH]

HIGHLIGHTS

- Corporate governance and management incentives are factors central to our stock selection process.

- European governments are warming to the fundamentals of free-market capitalism--addFrance to the list of progressive governments already in place in Italy, Spain, and Germany.

- Corporate governance standards vary widely throughout the world; places like Sweden and the UK may provide examples from which the US can learn.

Ultimately, these abuses will have devastating consequences if left unchecked. Equity prices will trade at even higher risk premiums, thus deflating returns, as prudent investors rightly assume the worst in the absence of full and reliable disclosure. Corporate governance changes should happen rapidly and must recognize that companies exist to make money for those who own them. Managements, anywhere, which steal from their owners, must be dealt with severely.

EUROPE IS LOOKING BETTER

With the ignominious defeat of the Left in France this June, Europe appears to be warming up to politicians who are sensitive to the fundamentals of free-market capitalism.

Add France to progressive governments already in place in Italy, Spain and Germany and there exists a real possibility that economic policies in Europe will continue to evolve from statism to capitalism. We believe his will be good for European share prices. Lower taxes, less regulation, freer labor markets, and the introduction of private pension schemes may ultimately lead to greater economic growth and corporate profits critical elements for higher share prices. Though we have learned in the past not to get too overly enthusiastic over the potential for real change in Europe, we remain cautiously optimistic.

/s/ David G. Herro       /s/ Michael J. Welsh

DAVID G. HERRO, CFA      MICHAEL J. WELSH, CFA, CPA
Portfolio Manager        Portfolio Manager
dherro@oakmark.com       102521.2142@compuserve.com

July 8, 2002

THE OAKMARK INTERNATIONAL FUND
REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]

[PHOTO OF MICHAEL J. WELSH]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (6/30/02) COMPARED TO THE MSCI WORLD EX U.S. INDEX(19)

[CHART]

                           THE OAKMARK         MSCI WORLD
                    INTERNATIONAL FUND      EX U.S. INDEX
 9/30/92                  $10,000            $10,000
12/31/92                  $10,043            $ 9,628
 3/31/93                  $11,890            $10,766
 6/30/93                  $12,300            $11,834
 9/30/93                  $13,387            $12,562
12/31/93                  $15,424            $12,729
 3/31/94                  $15,257            $13,133
 6/30/94                  $14,350            $13,748
 9/30/94                  $15,278            $13,830
12/31/94                  $14,026            $13,664
 3/31/95                  $13,563            $13,924
 6/30/95                  $14,749            $14,060
 9/30/95                  $15,507            $14,631
12/31/95                  $15,193            $15,222
 3/31/96                  $17,021            $15,681
 6/30/96                  $18,383            $15,937
 9/30/96                  $18,347            $15,950
12/31/96                  $19,450            $16,268
 3/31/97                  $20,963            $16,016
 6/30/97                  $22,700            $18,094
 9/30/97                  $23,283            $18,027
12/31/97                  $20,097            $16,637
 3/31/98                  $22,994            $19,083
 6/30/98                  $20,253            $19,233
 9/30/98                  $16,322            $16,404
12/31/98                  $18,688            $19,759
 3/31/99                  $21,258            $20,070
 6/30/99                  $25,728            $20,650
 9/30/99                  $23,896            $21,535
12/31/99                  $26,065            $25,277
 3/31/00                  $26,012            $25,416
 6/30/00                  $27,856            $24,530
 9/30/00                  $27,306            $22,663
12/31/00                  $29,324            $21,897
 3/31/01                  $26,763            $18,825
 6/30/01                  $29,437            $18,629
 9/30/01                  $23,728            $16,062
12/31/01                  $27,819            $17,212
 3/31/02                  $31,006            $17,310
 6/30/02                  $30,315            $16,923

                                                 AVERAGE ANNUAL TOTAL RETURNS(3)

                                          (AS OF 6/30/02)
                             TOTAL RETURN    1-YEAR   5-YEAR    SINCE
                            LAST 3 MONTHS*                    INCEPTION
                                                              (9/30/92)
-----------------------------------------------------------------------
OAKMARK INTERNATIONAL FUND      -2.23%        2.98%    5.95%    12.04%
MSCI World ex. U.S.             -2.24%       -9.42%   -1.33%     5.54%
MSCI EAFE(23)                   -2.12%       -9.49%   -1.55%     5.37%
Lipper International            -1.89%       -7.29%    0.21%     7.25%
Fund Index(20)
-----------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark International Fund finished the quarter ending June 30, 2002 down 2%, in line with the 2% decline for the MSCI World ex-US Index, and the 2% decline in the Lipper International Average.

The first half of 2002 was marked by price volatility and market skittishness. As mentioned in The Oakmark Global Fund letter, what we try to accomplish as portfolio managers in times of extraordinary share price volatility is to upgrade the quality of the portfolio while maintaining the same degree of discount to intrinsic value. Looking at the portfolio as it stands today we believe we have accomplished this objective.

PORTFOLIO UPDATE

After looking expensive to us for a number of years, the prices of some European "Blue Chip" companies have finally become interesting. Two in particular are now your Fund's largest positions, LM Ericsson and GlaxoSmithKline. Both are quality businesses with global leadership positions, and each have had significant share price weakness in the past quarter.

We write in detail on Ericsson in this quarter's Oakmark Global Fund letter. We have searched diligently through the rubble of the tech-media-telecom implosion, and we believe this is one of the few legitimate investment opportunities that has emerged. The share price two and a half years ago implied massive growth into perpetuity whereas today's price implies very little future growth. The truth is somewhere in between. At less than 1 times revenue, we think it is very attractive.

GlaxoSmithKline has one of the best records of organic growth and cash flow returns of any of the world's blue chip pharmaceutical firms and has traditionally been priced as such. Luckily, recent share price weakness has caused its valuation to fall to that of far inferior businesses, giving us the opportunity to make GlaxoSmithKline one of the largest positions in The Oakmark International Fund.

LOOKING FORWARD

We remain optimistic based on current valuations around the world. We want to thank you for your continued confidence.

/s/ David G. Herro          /s/ Michael J. Welsh

DAVID G. HERRO, CFA         MICHAEL J. WELSH, CFA, CPA
Portfolio Manager           Portfolio Manager
dherro@oakmark.com          102521.2142@compuserve.com

July 8, 2002

THE OAKMARK INTERNATIONAL FUND

GLOBAL DIVERSIFICATION--JUNE 30,2002

[CHART]

                          % OF FUND
                         NET ASSETS
-----------------------------------
-EUROPE                       67.4%
 Great Britain                20.5%
 *Netherlands                 10.4%
 *France                      10.3%
  Sweden                       8.2%
 *Italy                        3.5%
 *Finland                      3.4%
  Switzerland                  3.3%
 *Germany                      3.1%
 *Ireland                      2.6%
 *Greece                       2.1%

                         % OF FUND
                         NET ASSETS
-----------------------------------
-PACIFIC RIM                  19.6%
 Japan                         9.6%
 Korea                         4.9%
 Australia                     2.6%
 Hong Kong                     1.9%
 Singapore                     0.6%

-LATIN AMERICA                 5.4%
 Mexico                        3.0%
 Brazil                        2.0%
 Panama                        0.4%

-OTHER                         2.3%
 Israel                        2.3%

* Euro currency countries comprise 35.4% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2002 (UNAUDITED)


NAME                                    DESCRIPTION                             SHARES HELD          MARKET VALUE
------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.7%

FOOD & BEVERAGE--7.3%
   Lotte Chilsung Beverage              Soft Drinks, Juices & Sports Drinks
     Co., Ltd. (Korea)                    Manufacturer                               49,700      $     34,290,108
   Pernod-Ricard SA                     Manufactures Wines, Spirits, &
     (France)                             Fruit Juices                              340,500            33,292,891
   Diageo plc                           Beverages, Wines, & Spirits
     (Great Britain)                      Manufacturer                            2,410,000            31,255,952
   Fomento Economico                    Soft Drink & Beer Manufacturer
     Mexicano S.A. de C.V.
     (Mexico) (a)                                                                   549,400            21,547,468
                                                                                                 ----------------
                                                                                                      120,386,419

HOUSEHOLD PRODUCTS--3.0%
   Henkel KGaA                          Consumer Chemical Products
     (Germany)                            Manufacturer                              755,000      $     48,221,941

OTHER CONSUMER GOODS & SERVICES--0.3%
   Shimano, Inc. (Japan)                Bicycle Components Manufacturer             350,600      $      4,756,973

APPAREL--0.7%
   Fila Holdings S.p.A.                 Athletic Footwear & Apparel
     (Italy) (a)                                                                  5,894,760      $     11,789,520

AUTOMOTIVE--3.5%
   Autoliv Inc                          Automotive Safety Systems
     (Sweden) (b)                         Manufacturer                            1,248,000      $     30,344,199
   Compagnie Generale des
     Etablissements Michelin
     (France)                           Tire Manufacturer                           632,000            25,558,851
                                                                                                 ----------------
                                                                                                       55,903,050

BROADCASTING & CABLE TV--3.6%
   Tokyo Broadcasting                   Television & Radio Broadcasting
     System, Inc. (Japan)                                                         1,511,000      $     33,853,763
   Grupo Televisa S.A.                  Television Production &
     (Mexico) (a)                       Broadcasting                                650,200            24,304,476
                                                                                                 ----------------
                                                                                                       58,158,239

BUILDING MATERIALS & CONSTRUCTION
   --1.1%
   Kumkang Korea Chemical               Building Materials
     Co., Ltd. (Korea)                                                              180,140      $     17,370,108

HOME FURNISHINGS--3.0%
   Hunter Douglas N.V.                  Window Coverings Manufacturer
     (Netherlands)                                                                1,580,284      $     48,597,336

                                       40

NAME                                 DESCRIPTION                             SHARES HELD       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
HUMAN RESOURCES--2.1%
   Michael Page International        Recruitment Consultancy
     plc (Great Britain)               Services                               14,255,900   $     34,782,115

MARKETING SERVICES--3.4%
   Aegis Group plc                   Media Services
     (Great Britain)                                                          20,105,500   $     27,669,636
   Cordiant Communications           Advertising & Media
     Group plc                         Services
     (Great Britain) (c)                                                      23,659,270         27,599,686
                                                                                           ----------------
                                                                                                 55,269,322

PUBLISHING--7.4%
   John Fairfax Holdings             Newspaper Publisher
     Limited (Australia)                                                      22,427,800   $     41,791,166
   Wolters Kluwer NV                 Reference Material Publisher
     (Netherlands)                                                             2,128,900         40,330,292
   Independent News &                Newspaper Publisher
     Media PLC (Ireland)                                                      18,735,373         36,933,041
                                                                                           ----------------
                                                                                                119,054,499

RETAIL--3.6%
   Giordano International            Pacific Rim Clothing Retailer &
    Limited (Hong Kong)                Manufacturer                           50,401,000   $     31,016,994
   Somerfield plc                    Food Retailer
    (Great Britain) (c)                                                       15,128,500         27,337,298
                                                                                           ----------------
                                                                                                 58,354,292

BANK & THRIFTS--9.3%
   Banco Popolare di                 Commercial Banking
     Verona e Novara Scrl
     (Italy)                                                                   3,493,000   $     45,204,955
   BNP Paribas SA (France)           Commercial Banking                          631,700         34,867,566
   Uniao de Bancos                   Commercial Banking
     Brasileiros S.A.
     (Brazil) (d)                                                              1,658,700         27,368,550
   Kookmin Bank (Korea)              Commercial Banking                          269,968         13,105,678
   United Overseas Bank              Commercial Banking
     Limited, Foreign Shares
     (Singapore)                                                               1,426,968         10,260,435
   Svenska Handelsbanken             Commercial Banking
     AB (Sweden)                                                                 508,000          7,747,349
   Banco Latinoamericano de          Latin American Trade Bank
     Exportaciones, S.A.,
     Class E (Panama) (a)                                                        515,400          6,468,270

                                       41

NAME                                 DESCRIPTION                             SHARES HELD       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
   DePfa Bank plc                    Mortgage Bank
     (Ireland) (c)                                                                83,000   $      4,540,397
   Aareal Bank AG                    Mortgage Bank
     (Germany) (c)                                                                83,000          1,330,214
                                                                                           ----------------
                                                                                                150,893,414

OTHER FINANCIAL--4.7%
   Daiwa Securities                  Stock Broker
     Group Inc. (Japan)                                                        5,939,000   $     38,506,367
   Euronext (Netherlands)            Stock Exchange                            1,968,900         36,872,279
                                                                                           ----------------
                                                                                                 75,378,646

MEDICAL PRODUCTS--2.1%
   Gambro AB, Class A                Manufacturer of Dialysis Products
     (Sweden)                                                                  5,191,000   $     34,089,409

PHARMACEUTICALS--8.8%
   GlaxoSmithKline plc               Pharmaceuticals
     (Great Britain)                                                           3,321,800   $     71,878,208
   Takeda Chemical                   Pharmaceuticals & Food
     Industries, Ltd. (Japan)          Supplements                               739,000         32,436,081
   Aventis S.A. (France)             Pharmaceuticals                             370,300         26,187,759
   Novartis AG (Switzerland)         Pharmaceuticals                             298,500         13,097,898
                                                                                           ----------------
                                                                                                143,599,946

TELECOMMUNICATIONS--3.3%
   Panafon Hellenic                  Mobile Telecommunications
     Telecom S.A. (Greece)                                                     6,717,900   $     33,902,070
   SK Telecom Co., Ltd.              Mobile Telecommunications
     (Korea)                                                                      64,860         14,530,150
   Telemig Celular                   Mobile Telecommunications
     Participacoes S.A.
     (Brazil)                                                              2,273,095,600          4,419,239
                                                                                           ----------------
                                                                                                 52,851,459

TELECOMMUNICATIONS EQUIPMENT--3.7%
   Telefonaktiebolaget LM            Mobile & Wired
     Ericsson, Class B                 Telecommunications Products
     (Sweden) (c)                                                             39,571,500   $     59,704,956

COMPUTER SERVICES--2.8%
   Meitec Corporation                Software Engineering Services
     (Japan)                                                                   1,387,100   $     45,835,414

                                       42

NAME                                      DESCRIPTION                             SHARES HELD       MARKET VALUE
----------------------------------------------------------------------------------------------------------------
AEROSPACE--2.6%
   Rolls-Royce plc                        Aviation & Marine Power
     (Great Britain)                                                               17,225,595   $     42,356,037
AIRPORT MAINTENANCE--0.2%
   Grupo Aeroportuario del                Airport Operator
     Sureste S.A. de C.V.
     (Mexico) (a)                                                                     242,000   $      3,121,800

DIVERSIFIED CONGLOMERATES--1.3%
   Vivendi Universal SA                   Multimedia
     (France)                                                                       1,007,100   $     21,719,141

INSTRUMENTS--2.3%
   Orbotech, Ltd. (Israel) (c)            Optical Inspection Systems                1,646,100   $     37,366,469

MACHINERY & INDUSTRIAL PROCESSING--2.5%
   Metso Corporation                      Paper & Pulp Machinery
     (Finland)                                                                      3,187,400   $     41,155,757

OTHER INDUSTRIAL GOODS & SERVICES--4.9%
   Enodis plc                             Food Processing Equipment
     (Great Britain) (c)                                                           29,924,920   $     36,277,846
   Chargeurs SA                           Wool, Textile Production &
     (France)                               Trading                                 1,050,201         27,948,527
   Kone Corporation                       Elevators
     (Finland)                                                                        477,080         14,107,017
   FKI plc (Great Britain)                Industrial Manufacturing                  1,020,000          2,387,536
                                                                                                ----------------
                                                                                                      80,720,926

TRANSPORTATION SERVICES--2.1%
   Associated British Ports               Port Operator
     Holdings Plc
     (Great Britain)                                                                4,966,629   $     33,986,586

CHEMICALS--5.1%
   Akzo Nobel N.V.                        Chemical Producer
     (Netherlands)                                                                    957,900   $     41,627,756
   Givaudan (Switzerland)                 Fragrance & Flavor Compound
                                            Manufacturer                              100,100         40,265,487
                                                                                                ----------------
                                                                                                      81,893,243
   TOTAL COMMON STOCKS (COST: $1,497,720,174)                                                      1,537,317,017

                                       43

NAME                                                   DESCRIPTION              PAR HELD       MARKET VALUE
-----------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--5.2%

U.S. GOVERNMENT BILLS--2.4%
   United States Treasury Bills,
     1.60% - 1.695% due
     7/5/2002 - 7/25/2002                                                  $  40,000,000   $     39,971,269
   TOTAL U.S. GOVERNMENT BILLS (COST: $39,971,269)                                               39,971,269

REPURCHASE AGREEMENTS--2.8%
   IBT Repurchase Agreement, 1.85% due
     7/1/2002, repurchase price $44,506,860
     collateralized by U.S. Government
     Agency Securities                                                     $  44,500,000         44,500,000
   TOTAL REPURCHASE AGREEMENT (COST: $44,500,000)                                                44,500,000

   TOTAL SHORT TERM INVESTMENTS (COST: $84,471,269)                                              84,471,269

   Total Investments (Cost $1,582,191,443)--99.9%                                          $  1,621,788,286
   Foreign Currencies (Proceeds $4,258,976)--0.3%                                          $      4,374,769
   Other Liabilities In Excess Of Other Assets--(0.2%)                                           (2,507,380)
                                                                                           ----------------
   TOTAL NET ASSETS--100%                                                                  $  1,623,655,675
                                                                                           ================

(a) Represents an American Depository Receipt.
(b) Represents a Swedish Depository Receipt.
(c) Non-income producing security.
(d) Represents a Global Depository Receipt.

THE OAKMARK INTERNATIONAL SMALL CAP FUND
REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]

[PHOTO OF MICHAEL J. WELSH]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/02) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(19)

[CHART]

                 THE OAKMARK
               INTERNATIONAL        MSCI WORLD
              SMALL CAP FUND     EX U.S. INDEX
10/31/95             $10,000           $10,000
12/31/95             $ 9,630           $10,684
 3/31/96             $10,970           $11,006
 6/30/96             $11,570           $11,186
 9/30/96             $11,590           $11,195
12/31/96             $12,038           $11,418
 3/31/97             $12,080           $11,241
 6/30/97             $13,181           $12,699
 9/30/97             $12,672           $12,652
12/31/97             $ 9,642           $11,677
 3/31/98             $11,429           $13,394
 6/30/98             $ 9,892           $13,499
 9/30/98             $ 8,211           $11,513
12/31/98             $10,529           $13,868
 3/31/99             $13,118           $14,086
 6/30/99             $15,317           $14,493
 9/30/99             $15,439           $15,114
12/31/99             $16,190           $17,741
 3/31/00             $15,387           $17,839
 6/30/00             $15,529           $17,217
 9/30/00             $14,908           $15,906
12/31/00             $14,756           $15,369
 3/31/01             $15,232           $13,213
 6/30/01             $15,777           $13,075
 9/30/01             $13,987           $11,273
12/30/01             $16,671           $12,080
 3/31/02             $18,370           $12,149
 6/30/02             $18,831           $11,877

                                                 AVERAGE ANNUAL TOTAL RETURNS(3)

                                        (AS OF 6/30/02)
                            TOTAL RETURN     1-YEAR   5-YEAR    SINCE
                           LAST 3 MONTHS*                     INCEPTION
                                                              (11/1/95)
-----------------------------------------------------------------------
OAKMARK INTERNATIONAL           2.51%        19.35%    7.39%     9.96%
SMALL CAP FUND
MSCI World ex. U.S.            -2.24%        -9.42%   -1.33%     2.61%
Lipper International            0.00%        -5.10%    3.79%     9.51%
Small Cap Average(22)
-----------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

The Oakmark International Small Cap Fund finished the quarter ending June 30, 2002 up 3%, compared to a 2% decline in the MSCI World ex-US Index and roughly in line with the 4% and 0% increases in the MSCI Small Cap World ex-US(21) and Lipper International Small Cap Fund Average indices, respectively.

While small caps around the world have had a nice run relative to other asset classes, we still see tremendous value among the companies in your portfolio.

PORTFOLIO UPDATE

As many of you know, we closed The Oakmark International Small Cap Fund to new investors during the quarter. Limiting asset growth allows us to remain true to the Fund's mandate--to invest in small-cap companies based outside of the U.S.--and to maintain investment flexibility. We've closed other Funds in our family before, always with our shareholders' best interests in mind. Closing to new investors at this time leaves us ample capacity to allow existing investors to continue to add to their holdings. Generating superior investment results for our existing shareholders has always been our single-minded focus at The Oakmark Funds.

LOOKING FORWARD

Despite the strong performance of your Fund over the past few years, we still believe the portfolio remains undervalued. The appreciation potential of our companies remains significant. We want to thank you for your continued confidence.

/s/ David G. Herro     /s/ Michael J. Welsh

DAVID G. HERRO, CFA    MICHAEL J. WELSH, CFA, CPA
Portfolio Manager      Portfolio Manager
dherro@oakmark.com     102521.2142@compuserve.com

July 8, 2002

THE OAKMARK INTERNATIONAL SMALL CAP FUND

GLOBAL DIVERSIFICATION--JUNE 30, 2002

[CHART]

                         % OF FUND
                        NET ASSETS
----------------------------------
- EUROPE                     67.8%
  Switzerland                16.6%
  Great Britain              12.4%
* Italy                       9.8%
* France                      6.9%
  Denmark                     6.6%
* Germany                     3.3%
* Netherlands                 2.9%
* Belgium                     2.7%
  Sweden                      2.3%
* Spain                       1.9%
* Finland                     1.0%
  Norway                      0.8%
* Ireland                     0.6%

                         % OF FUND
                        NET ASSETS
----------------------------------
-PACIFIC RIM                  20.6%
 Japan                         5.3%
 New Zealand                   4.4%
 Australia                     3.6%
 Hong Kong                     2.8%
 Korea                         1.6%
 Philippines                   1.4%
 Singapore                     0.9%
 Thailand                      0.6%

-LATIN AMERICA                 6.2%
 Mexico                        4.0%
 Panama                        2.2%

-OTHER                         1.0%
 Bermuda                       0.5%
 United States                 0.5%

* Euro currency countries comprise 29.1% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND
SCHEDULE OF INVESTMENTS--JUNE 30, 2002 (UNAUDITED)

NAME                                      DESCRIPTION                         SHARES HELD         MARKET VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.6%

FOOD & BEVERAGE--6.2%
    Campari Group                         Soft Drinks, Wines, &
      (Italy) (a)                           Spirits Producer                      287,700        $   9,499,645
    Mikuni Coca-Cola                      Soft Drink Manufacturer
      Bottling Co., Ltd. (Japan)                                                  896,000            7,312,150
    Baron De Ley, S.A.                    Wines & Spirits Manufacturer
      (Spain) (a)                                                                 194,985            5,684,890
    Hite Brewery Co., Ltd.                Brewer
      (Korea)                                                                      65,700            4,052,319
    Grupo Continental, S.A.               Soft Drink Manufacturer
      (Mexico)                                                                  2,760,000            3,791,817
    Alaska Milk Corporation               Milk Producer
      (Philippines)                                                            49,394,000            2,257,451
                                                                                                 -------------
                                                                                                    32,598,272

OTHER CONSUMER GOODS & SERVICES--0.9%
    Royal Doulton plc                     Tableware & Giftware
      (Great Britain) (a)                                                      22,373,000        $   3,155,784
    Ilshin Spinning Co., Ltd.             Fabric & Yarn Manufacturer
      (Korea)                                                                      44,550            1,559,065
                                                                                                 -------------
                                                                                                     4,714,849

APPAREL--0.7%
    Kingmaker Footwear                    Athletic Footwear Manufacturer
      Holdings Limited
      (Hong Kong)                                                              10,721,000        $   3,505,055

AUTOMOBILES--1.6%
    Ducati Motor Holding                  Motorcycle Manufacturer
      S.p.A. (Italy) (a)                                                        5,177,200        $   8,164,652

BROADCASTING & CABLE TV--1.0%
    ABS-CBN Broadcasting                  Television & Broadcasting
      Corporation                           Operator
      (Philippines) (a)                                                        11,920,000        $   5,329,359

BROADCASTING & PUBLISHING--1.6%
    Tamedia AG                            TV Broadcasting & Publishing
      (Switzerland) (a)                                                           115,780        $   8,150,241

BUILDING MATERIALS & CONSTRUCTION--4.1%
    Fletcher Building Limited             Building Materials Manufacturer
      (New Zealand)                                                            13,616,500        $  18,226,536
    Grafton Group plc                     Building Materials Distributor
      (Ireland)                                                                   723,000            3,135,550
                                                                                                 -------------
                                                                                                    21,362,086

                                       47

NAME                               DESCRIPTION                         SHARES HELD         MARKET VALUE
-------------------------------------------------------------------------------------------------------
HOME FURNISHINGS--3.2%
    Natuzzi S.p.A. (Italy) (b)     Home Furnishings                      1,099,100        $  16,695,329

HOTELS & MOTELS--2.5%
    Jarvis Hotels plc
      (Great Britain)              Hotel Operator                        7,252,000        $  12,827,947

HUMAN RESOURCES--3.8%
    Solvus S.A. (Belgium)          Temporary Staffing Services             763,120        $  13,915,131
    United Services Group          Temporary Staffing Services
      NV (Netherlands)                                                     279,347            5,534,301
                                                                                          -------------
                                                                                             19,449,432

MARKETING SERVICES--1.9%
    Asatsu-DK, Inc. (Japan)        Advertising Services Provider           445,100        $   9,693,850

PUBLISHING--3.7%
    Edipresse S.A.                 Newspaper & Magazine Publisher
      (Switzerland)                                                         18,274        $   7,228,252
    Recoletos Grupo de             Publisher
      Comunicacion, S.A.
      (Spain)                                                              880,000            4,041,954
    Matichon Public Company        Newspaper Publisher
      Limited, Foreign Shares
      (Thailand)                                                         2,039,500            3,287,933
    Hollinger International        Newspaper Publisher
      Inc. (United States)                                                 210,000            2,520,000
    VLT AB, Class B (Sweden)       Newspaper Publisher                     182,250            1,810,096
                                                                                          -------------
                                                                                             18,888,235

RETAIL--8.8%
    Carpetright plc                Carpet Retailer
      (Great Britain)                                                    2,137,700        $  19,395,683
    D.F.S. Furniture Company       Furniture Retailer & Manufacturer
      plc (Great Britain)                                                1,972,100           12,374,856
    Bulgari S.p.A. (Italy)         Jewelry Manufacturer & Retailer         851,500            5,363,005
    House of Fraser Plc            Department Store
      (Great Britain)                                                    2,279,000            2,458,737
    Dairy Farm International       Supermarket Chain
      Holdings Limited
      (Hong Kong) (a)                                                    2,502,000            2,176,740
    Jusco Stores (Hong Kong)       Department Stores
      Co., Limited
      (Hong Kong)                                                        4,102,000            2,169,396
    Harvey Nichols plc             High Fashion Clothing Retailer
      (Great Britain)                                                      493,400            1,534,867
                                                                                          -------------
                                                                                             45,473,284

                                       48

NAME                             DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
BANK & THRIFTS--6.8%
    Jyske Bank A/S               Commercial Banking
      (Denmark) (a)                                                      500,900        $  12,497,240
    Vontobel Holding AG          Commercial Banking
      (Switzerland)                                                      474,536           11,453,001
    Banco Latinoamericano        Multinational Bank
      de Exportaciones, S.A.,
      Class E (Panama) (b)                                               888,700           11,153,185
                                                                                        -------------
                                                                                           35,103,426

FINANCIAL SERVICES--4.4%
    Julius Baer Holding Ltd.,    Asset Management
      Zurich (Switzerland)                                                47,000        $  13,470,434
    Van der Moolen Holding       International Trading Firm
      N.V. (Netherlands)                                                 451,500            9,523,449
                                                                                        -------------
                                                                                           22,993,883

INSURANCE--0.5%
    IPC Holdings, Ltd.           Reinsurance Provider
      (Bermuda)                                                           87,700        $   2,678,358

OTHER FINANCIAL--2.7%
    Ichiyoshi Securities Co.,    Stock Broker
      Ltd. (Japan)                                                     1,957,000        $   7,397,538
    JCG Holdings Limited         Consumer Finance
      (Hong Kong)                                                     11,623,000            6,929,318
                                                                                        -------------
                                                                                           14,326,856

MEDICAL PRODUCTS--3.6%
    Ansell Limited (Australia)   Protective Rubber & Plastics
                                   Products                            5,254,625        $  18,576,812

COMPUTER SERVICES--1.8%
    Morse Plc (Great Britain)    Business & Technology Solutions       3,451,300        $   9,420,568

COMPUTER SOFTWARE--0.6%
    Enix Corporation (Japan)     Entertainment Software                  146,600        $   2,819,701

COMPUTER SYSTEMS--0.9%
    Lectra (France) (a)          Manufacturing Process Systems         1,191,500        $   4,638,888

OFFICE EQUIPMENT--3.7%
    Neopost SA (France) (a)      Mailroom Equipment Supplier             480,700        $  19,094,219

AIRPORT MAINTENANCE--7.5%
    Kobenhavns Lufthavne         Airport Management & Operations
      A/S (Copenhagen
      Airports A/S) (Denmark)                                            283,700        $  21,836,979

                                       49

NAME                                      DESCRIPTION                         SHARES HELD         MARKET VALUE
--------------------------------------------------------------------------------------------------------------
AIRPORT MAINTENANCE--7.5% (CONT.)
    Grupo Aeroportuario del               Airport Operator
      Sureste S.A. de C.V.
      (Mexico) (b)                                                              1,334,200        $  17,211,180
                                                                                                 -------------
                                                                                                    39,048,159

DIVERSIFIED CONGLOMERATES--3.1%
    Pargesa Holding AG                    Diversified Operations
      (Switzerland)                                                                 4,784        $   9,833,564
    Tae Young Corp. (Korea)               Heavy Construction                      106,600            2,853,300
    Haw Par Corporation                   Healthcare & Leisure Products
      Limited (Singapore)                                                         903,000            2,269,962
    Jardine Strategic Holdings            Diversified Operations
      Limited (Bermuda)                                                           340,700              994,844
                                                                                                 -------------
                                                                                                    15,951,670

INSTRUMENTS--1.0%
    Vaisala Oyj, Class A                  Atmospheric Observation
      (Finland)                             Equipment                             182,450        $   4,990,334

MACHINERY & INDUSTRIAL PROCESSING--5.6%
    Pfeiffer Vacuum                       Vacuum Pump Manufacturer
      Technology AG
      (Germany)                                                                   451,400        $  16,818,067
    Alfa Laval (Sweden) (a)               Filtration & Separation Equipment       959,700            9,583,770
    Carbone Lorraine SA                   Electrical Systems Manufacturer
      (France)                                                                     72,700            2,264,354
                                                                                                 -------------
                                                                                                    28,666,191

OTHER INDUSTRIAL GOODS & SERVICES--4.4%
    Schindler Holding AG                  Elevator & Escalator Manufacturer
      (Switzerland)                                                                67,800        $  12,272,727
    GFI Industries SA (France)            Industrial Fastener Manufacturer        309,913            7,685,518
    Coats plc (Great Britain)             Textile Manufacturer                  2,872,000            2,430,630
                                                                                                 -------------
                                                                                                    22,388,875

PRODUCTION EQUIPMENT--2.6%
    Interpump Group S.p.A.                Pump & Piston Manufacturer
      (Italy)                                                                   2,707,300        $  11,260,860
    NSC Groupe (France)                   Textile Equipment Manufacturer           17,466            2,010,754
                                                                                                 -------------
                                                                                                    13,271,614

TRANSPORTATION SERVICES--1.9%
    Mainfreight Limited                   Logistics Services
      (New Zealand)                                                             7,059,751        $   4,776,504
    Bergesen d.y. ASA, Class A            Tanker Operator
      Shares (Norway)                                                             187,000            3,977,454

                                       50

                                                                                            SHARES HELD/
NAME                                                    DESCRIPTION                          PAR VALUE         MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------
    DelGro Corporation
      Limited (Singapore)                               Bus, Taxi, & Car Leasing              1,066,000        $   1,237,254
                                                                                                               -------------
                                                                                                                   9,991,212

CHEMICALS--4.5%
    Gurit-Heberlein AG                                  Chemical Producer
      (Switzerland)                                                                              30,424        $  23,456,423
    TOTAL COMMON STOCKS (COST: $471,004,239)                                                                     494,269,780

SHORT TERM INVESTMENTS--4.2%

U.S. GOVERNMENT BILLS--2.0%
    United States Treasury Bills, 1.64% due 7/5/2002                                        $10,000,000        $   9,997,267
    TOTAL U.S. GOVERNMENT BILLS (COST: $9,997,267)                                                                 9,997,267

REPURCHASE AGREEMENTS--2.2%
    IBT Repurchase Agreement, 1.85% due
      7/1/2002, repurchase price $11,501,773
      collateralized by U.S. Government
      Agency Securities                                                                     $11,500,000        $  11,500,000

    TOTAL REPURCHASE AGREEMENT (COST: $11,500,000)                                                                11,500,000

    TOTAL SHORT TERM INVESTMENTS (COST: $21,497,267)                                                              21,497,267
    Total Investments (Cost $492,501,506)--99.8%                                                               $ 515,767,047
    Foreign Currencies (Proceeds $756,429)--0.2%                                                               $     766,497
    Other Assets In Excess Of Other Liabilities--0.0%                                                                250,292
                                                                                                               -------------
    TOTAL NET ASSETS--100%                                                                                     $ 516,783,836
                                                                                                               =============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

THE OAKMARK EQUITY AND INCOME FUND INVESTS IN MEDIUM AND LOWER-QUALITY DEBT SECURITIES WHICH HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES.

  1. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.

  2. The NASDAQ Composite Index is a market value weighted index of all common stocks listed on NASDAQ.

  3. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

      The performance information for The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor less than 90 days. The purpose of this redemption fee is to deter market timers.

  4. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  5. During the period since inception (8/4/99-6/30/02), IPOs contributed an annualized 2.94% to the performance of The Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

  6. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies.

  7. The Lipper Large Cap Value Fund Index measures the performance of the thirty largest U.S. large-cap value funds tracked by Lipper.

  8. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation.

  9. The Lipper Mid Cap Value Fund Index measures the performance of the thirty largest U.S. mid-cap value funds tracked by Lipper.

  10. EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

  11. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies. This index is unmanaged and investors cannot actually make investments in this index.

  12. The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations.

  13. The Lipper Small Cap Value Fund Index measures the performance of the thirty largest U.S. small-cap value funds tracked by Lipper.

  14. The Lipper Balanced Fund Index measures the performance of the thirty largest U.S. balanced funds tracked by Lipper.

  15. The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices.

  16. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. This index is unmanaged and investors cannot actually make investments in this index.

  17. The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

  18. The Lipper Global Fund Index is an unmanaged index that includes 30 mutual funds that invest in securities throughout the world.

  19. The Morgan Stanley World Ex U.S. Index is made up of 19 country sub-indexes, excluding the U.S. This index is unmanaged and investors cannot actually make investments in this index.

  20. The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds.

  21. The Morgan Stanley Small Cap World Ex US Index includes stocks having market capitalizations between $200-$800 million across 23 developed markets. This index is unmanaged and investors cannot actually make an investment in this index.

  22. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S.

  23. The MSCI EAFE Index is the Morgan Stanley Europe, Australia, and Far East Index, which is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

THE OAKMARK FAMILY OF FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with man-agement teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2    Invest in companies expected to grow shareholder value over time.

3    Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

WHO SHOULD INVEST

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of the Oakmark funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio to include value and momemtum/growth investment styles may help reduce overall volatility--and potentially provide more consistent returns over time.

                                     INVEST
     Managers select stocks from the approved list for their specific funds

                                 APPROVED LIST
                       Securities available for investment

                      QUANTITATIVE AND QUALITATIVE RESEARCH
         Rigorous analysis is performed to ensure that the stock meets our strict value
                                   standards

                                CRITERIA SCREENS
           Managers and research team screen for stocks that are worth further consideration

                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment

                          BOTTOM-UP INVESTMENT PROCESS

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

     Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"X TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

[WATERMARK OF OAKMARK FAMILY OF FUNDS]

                 (This page has been intentionally left blank.)

FOR MORE INFORMATION
Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or
(617)449-6274.

Turn to the end of this report to read about Oakmark's Philosophy and Process and look up financial terms in the Oakmark Glossary.

THE OAKMARK FAMILY OF FUNDS
TRUSTEES AND OFFICERS

TRUSTEES
   Victor A. Morgenstern--CHAIRMAN
   Michael J. Friduss
   Thomas H. Hayden
   Christine M. Maki
   Allan J. Reich
   Marv Rotter
   Burton W. Ruder
   Peter S. Voss
   Gary Wilner, M.D.

OFFICERS
   Robert M. Levy--PRESIDENT
   James P. Benson--VICE PRESIDENT
   Henry R. Berghoef--VICE PRESIDENT
   Kevin G. Grant--VICE PRESIDENT
   David G. Herro--VICE PRESIDENT
   Gregory L. Jackson--VICE PRESIDENT
   Clyde S. McGregor--VICE PRESIDENT
   Anita M. Nagler--VICE PRESIDENT
   William C. Nygren--VICE PRESIDENT
   John R. Raitt--VICE PRESIDENT
   Janet L. Reali--VICE PRESIDENT AND SECRETARY
   Ann W. Regan--VICE PRESIDENT--
     SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
   Edward A. Studzinski--VICE PRESIDENT
   Michael J. Welsh--VICE PRESIDENT
   Kristi L. Rowsell--TREASURER
   John J. Kane--ASSISTANT TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   CDC IXIS Asset Management Services, Inc.
   Attention: The Oakmark Family of Funds
   P.O. Box 8510
   Boston, Massachusetts 02266-8510

LEGAL COUNSEL
   Bell, Boyd & Lloyd LLC
   Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
   Deloitte & Touche LLP
   Chicago, Illinois

FOR MORE INFORMATION:
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-449-6274

WEBSITE
   www.oakmark.com

24-HOUR NAV HOTLINE
   1-800-GROWOAK (1-800-476-9625)

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

P.O.BOX 8510
BOSTON, MA 02266-8510

[OAKMARK FAMILY OF FUNDS LOGO]

1-800-OAKMARK
www.oakmark.com

THE OAKMARK FUNDS ARE DISTRIBUTED BY HARRIS ASSOCIATES SECURITIES L.P., MEMBER NASD. DATE OF FIRST USE: JULY 2002.